                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-08006

                          SCUDDER MG INVESTMENTS TRUST
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Fixed Income Fund

Scudder Short Duration Fund

Scudder High Income Plus Fund

Annual Report to Shareholders

October 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2003

Scudder Fixed Income Fund

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Fixed Income Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	4.43%	8.19%	6.45%	6.58%
Class B(a)	3.64%	7.38%	5.66%	5.79%
Class C(a)	3.73%	7.38%	5.66%	5.79%
Institutional Class+	4.70%	8.47%	6.73%	6.86%
Lehman Brothers Aggregate Bond Index+++	4.90%	8.36%	6.54%	6.78%

Scudder Fixed Income Fund	1-Year	3-Year	5-Year	Life of Class**
Investment Class+	4.58%	8.29%	6.50%	6.62%
Lehman Brothers Aggregate Bond Index+++	4.90%	8.36%	6.54%	6.92%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

+ Institutional Class and Investment Class are not subject to sales charges.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Institutional Class
Net Asset Value: 10/31/03	$ 10.96	$ 10.96	$ 10.96	$ 10.95	$ 10.96
10/31/02	$ 11.08	$ 11.08	$ 11.08	$ 11.09	$ 11.08
Distribution Information: Twelve Months: Income Dividends	$ .45	$ .36	$ .36	$ .47	$ .48
Capital Gains Distributions	$ .16	$ .16	$ .16	$ .16	$ .16
October Income Dividend	$ .0294	$ .0225	$ .0227	$ .0356	$ .0320
SEC 30-day Yield++	3.64%	3.59%	3.05%	3.90%	4.09%
Current Annualized Distribution Rate++	3.16%	2.42%	2.44%	3.82%	3.44%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 3.61%, 3.02% and 4.06%, for Class A, Class C and Institutional Class, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 3.13%, 2.41% and 3.41% for Class A, Class C and Institutional Class, respectively, had certain expenses not been reduced.
Institutional Class Lipper Rankings* - Intermediate Investment Grade Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	264	of	412	64
3-Year	54	of	305	18
5-Year	29	of	223	13
10-Year	10	of	93	11

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Fixed Income Fund - Class A(c) [] Lehman Brothers Aggregate Bond Index+++

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$9,974	$12,094	$13,055	$18,066
	Average annual total return	-.26%	6.54%	5.48%	6.09%
Class B(c)	Growth of $10,000	$10,068	$12,182	$13,067	$17,549
	Average annual total return	.68%	6.80%	5.50%	5.79%
Class C(c)	Growth of $10,000	$10,270	$12,259	$13,036	$17,375
	Average annual total return	2.70%	7.02%	5.45%	5.68%
Lehman Brothers Aggregate Bond Index+++	Growth of $10,000	$10,490	$12,725	$13,727	$19,271
	Average annual total return	4.90%	8.36%	6.54%	6.78%

The growth of $10,000 is cumulative.

Growth of an Assumed $250,000 Investment*
[] Scudder Fixed Income Fund - Institutional Class [] Lehman Brothers Aggregate Bond Index+++

Yearly periods ended October 31

Comparative Results*
Scudder Fixed Income Fund		1-Year	3-Year	5-Year	Life of Class**
Investment Class	Growth of $10,000	$10,458	$12,700	$13,703	$14,424
	Average annual total return	4.58%	8.29%	6.50%	6.62%
Lehman Brothers Aggregate Bond Index+++	Growth of $10,000	$10,490	$12,725	$13,727	$14,614
	Average annual total return	4.90%	8.36%	6.54%	6.92%

The growth of $10,000 is cumulative.

Scudder Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $250,000	$261,750	$319,075	$346,225	$485,375
	Average annual total return	4.70%	8.47%	6.73%	6.86%
Lehman Brothers Aggregate Bond Index+++	Growth of $250,000	$262,250	$318,125	$343,175	$481,775
	Average annual total return	4.90%	8.36%	6.54%	6.78%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

Notes to Performance Summary

* Returns and rankings for the 1-year period for Class A, Class C, Investment Class and Institutional Class and for 3-year, 5-year, 10-year and Life of Class periods for all share classes reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** Investment Class commenced operations on February 11, 1998. Index returns begin February 28, 1998.
a Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 are derived from the historical performance of Institutional Class shares of the Scudder Fixed Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 are derived from the historical performance of Institutional Class shares of the Scudder Fixed Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 4.50%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+++ Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this Fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Scudder Short Duration Fund

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Short Duration Fund	1-Year	3-Year	5-Year	Life of Fund**
Class A(a)	2.69%	5.06%	5.15%	5.59%
Class B(a)	2.01%	4.30%	4.39%	4.81%
Class C(a)	1.91%	4.27%	4.37%	4.79%
Institutional Class++++	2.80%	5.27%	5.39%	5.84%
Lehman Brothers Short-Term Treasury Index+	1.28%	3.07%	3.94%	4.79%
Merrill Lynch 1-3 Year US Treasury Index++	2.01%	5.85%	5.32%	6.10%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.
++++ Institutional Class Shares are not subject to sales charges.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/03	$ 10.07	$ 10.07	$ 10.06	$ 10.07
2/28/03 (Inception date for Class A, B and C)	$ 10.09	$ 10.09	$ 10.09	$ -
10/31/02	$ -	$ -	$ -	$ 10.17
Distribution Information: Twelve Months (Eight Months for Class A, B and C): Income Dividends	$ .17	$ .13	$ .13	$ .31
Capital Gains Distributions	$ -	$ -	$ -	$ .07
October Income Dividend	$ .0209	$ .0157	$ .0157	$ .0209
SEC 30-day Yield+++	2.43%	1.89%	1.85%	2.53%
Current Annualized Distribution Rate+++	2.44%	1.84%	1.84%	2.44%

+++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 2.11%, 1.41%, 1.38%, and 2.44% for Class A,B,C and Institutional Class, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 2.12%, 1.36%, 1.37% and 2.35% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced.
Institutional Class Lipper Rankings* - Short Investment Grade Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	76	of	136	56
3-Year	66	of	110	60
5-Year	27	of	93	29

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Short Duration Fund - Class A(c) [] Lehman Brothers Short-Term Treasury Index+ [] Merrill Lynch 1-3 Year US Treasury Index++

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charges)
Scudder Short Duration Fund		1-Year	3-Year	5-Year	Life of Fund**
Class A(c)	Growth of $10,000	$9,986	$11,277	$12,503	$15,557
	Average annual total return	-.14%	4.09%	4.57%	5.25%
Class B(c)	Growth of $10,000	$9,903	$11,147	$12,294	$15,003
	Average annual total return	-.97%	3.69%	4.22%	4.81%
Class C(c)	Growth of $10,000	$10,089	$11,223	$12,258	$14,838
	Average annual total return	.89%	3.92%	4.16%	4.67%
Lehman Brothers Short-Term Treasury Index+	Growth of $10,000	$10,128	$10,948	$12,130	$14,863
	Average annual total return	1.28%	3.07%	3.94%	4.79%
Merrill Lynch 1-3 Year US Treasury Index++	Growth of $10,000	$10,201	$11,859	$12,956	$16,625
	Average annual total return	2.01%	5.85%	5.32%	6.10%

The growth of $10,000 is cumulative.

Growth of an Assumed $250,000 Investment*
[] Scudder Short Duration Fund - Institutional Class [] Lehman Brothers Short-Term Treasury Index+ [] Merrill Lynch 1-3 Year US Treasury Index++

Yearly periods ended October 31

Comparative Results*
Scudder Short Duration Fund		1-Year	3-Year	5-Year	Life of Fund**
Institutional Class	Growth of $250,000	$257,000	$291,675	$325,000	$408,125
	Average annual total return	2.80%	5.27%	5.39%	5.84%
Lehman Brothers Short-Term Treasury Index+	Growth of $250,000	$253,200	$273,700	$303,250	$371,575
	Average annual total return	1.28%	3.07%	3.94%	4.79%
Merrill Lynch 1-3 Year US Treasury Index++	Growth of $250,000	$255,025	$296,475	$323,900	$415,625
	Average annual total return	2.01%	5.85%	5.32%	6.10%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

Notes to Performance Summary

* Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on March 13, 1995. Index comparisons begin March 31, 1995.
a On February 28, 2003, the Fund began offering additional classes of shares, namely the Class A, B, and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Institutional Class shares of the Scudder Short Duration Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.
c Returns shown for Class A, B and C shares for the periods prior to their inception on February 28, 2003 are derived from the historical performance of Institutional Class shares of the Scudder Short Duration Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 2.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ( "CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The Lehman Brothers Short-Term Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities in the one year or less range.
++ Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.
Effective February 28, 2003 the Merrill Lynch 1-3 Year US Treasury Index replaced the Lehman Brothers Short-Term Treasury Index as the Fund's benchmark index because the advisor believes that remaining duration neutral to the new index will provide the Fund with greater flexibility to purchase securities with slightly longer maturities on a very attractive segment of the yield curve.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this Fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Scudder High Income Plus Fund

Average Annual Total Returns*
Scudder High Income Plus Fund	1-Year	3-Year	5-Year	Life of Class(a)	Life of Class(b)	Life of Class(c)
Investment Class	28.59%	7.67%	8.19%	8.03%	-	-
Institutional Class	28.76%	7.90%	8.43%	-	5.92%	-
Premier Class	28.95%	8.06%	-	-	-	8.06%
CS First Boston High Yield Index+	31.46%	9.66%	6.67%	6.22%	4.68%	9.66%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
	Investment Class	Institutional Class	Premier Class
Net Asset Value:
10/31/03	$ 7.42	$ 7.42	$ 7.41
10/31/02	$ 6.32	$ 6.32	$ 6.32
Distribution Information: Twelve Months:
Income Dividends	$ .64	$ .66	$ .67
October Income Dividend	$ .0526	$ .0546	$ .0555
SEC 30-day Yield++	8.34%	8.42%	8.18%
Current Annualized Distribution Rate++	8.35%	8.66%	8.82%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 8.16%, 8.35% and 8.17% for the Investment Class, Institutional Class and Premier Class, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 8.17%, 8.59%, and 8.81%, for the Investment Class, Institutional Class and Premier Class respectively, had certain expenses not been reduced.
Institutional Class Lipper Rankings* - High Current Yield Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	160	of	396	41
3-Year	79	of	328	25
5-Year	9	of	239	4

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $250,000 Investment*
[] Scudder High Income Plus Fund - Institutional Class [] CS First Boston High Yield Index+

Yearly periods ended October 31

Comparative Results*
Scudder High Income Plus Fund		1-Year	3-Year	5-Year	Life of Class(a)
Investment Class	Growth of $10,000	$12,859	$12,483	$14,820	$14,858
	Average annual total return	28.59%	7.67%	8.19%	8.03%
CS First Boston High Yield Index+	Growth of $10,000	$13,146	$13,186	$13,809	$13,534
	Average annual total return	31.46%	9.66%	6.67%	6.22%

The growth of $10,000 is cumulative.

Scudder High Income Plus Fund		1-Year	3-Year	5-Year	Life of Class(b)
Institutional Class	Growth of $250,000	$321,900	$314,050	$374,725	$345,475
	Average annual total return	28.76%	7.90%	8.43%	5.92%
CS First Boston High Yield Index+	Growth of $250,000	$328,650	$329,650	$345,225	$321,575
	Average annual total return	31.46%	9.66%	6.67%	4.68%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

Scudder High Income Plus Fund		1-Year	3-Year	Life of Class(c)
Premier Class	Growth of $5,000,000	$6,447,500	$6,309,000	$6,309,000
	Average annual total return	28.95%	8.06%	8.06%
CS First Boston High Yield Index+	Growth of $5,000,000	$6,573,000	$6,593,000	$6,593,000
	Average annual total return	31.46%	9.66%	9.66%

The growth of $5,000,000 is cumulative.

The minimum investment for Premier Class shares is $5,000,000.

Notes to Performance Summary

* Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
a Investment Class commenced operations on September 15, 1998. Index returns begin September 30, 1998.
b The Fund commenced operations on March 16, 1998. Index returns begin March 31, 1998.
c Premier Class commenced operations on October 31, 2000. Index returns begin October 31, 2000.
+ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Shareholders of the Investment Class and Institutional Class redeeming shares held less than 180 days will have a lower total return due to the effect of the 2% redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this Fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

Scudder Domestic Fixed Income Funds: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the Scudder domestic fixed income funds. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Scudder Fixed Income Fund and Scudder Short Duration Fund

Gary W. Bartlett

CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fixed and Short Duration Fixed Income Funds.

• Joined Deutsche Asset Management in 1992.

• Analyst specializing in taxable municipal and government investments.

• MBA, Drexel University.

Warren S. Davis

Managing Director of Deutsche Asset Management and Co-Manager of the Fixed and Short Duration Fixed Income Funds.

• Joined Deutsche Asset Management in 1995.

• Analyst specializing in mortgage- and asset-backed securities.

• MBA, Drexel University.

Thomas J. Flaherty

Managing Director of Deutsche Asset Management and Co-Manager of the Fixed and Short Duration Fixed Income Funds.

• Joined Deutsche Asset Management in 1995.

• Analyst specializing in corporate bonds and mortgages.

J. Christopher Gagnier

Managing Director of Deutsche Asset Management and Co-Manager of the Fixed and Short Duration Fixed Income Funds.

• Joined Deutsche Asset Management in 1997.

• Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

• Analyst specializing in asset-backed securities and government investments.

• MBA, University of Chicago.

William T. Lissenden

Director of Deutsche Asset Management and Co-Manager of the Fixed and Short Duration Fixed Income Funds.

• Joined Deutsche Asset Management in 2002.

• Prior to that, fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities, national sales manager for fixed income securities at Prudential Securities and institutional sales professional at several firms including Prudential, Goldman Sachs and Merrill Lynch.

• MBA, Baruch College.

Daniel R. Taylor

CFA, Director of Deutsche Asset Management and Co-Manager of the Fixed and Short Duration Fixed Income Funds.

• Joined Deutsche Asset Management in 1998.

• Prior to that, fixed income portfolio manager, asset-backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

• Analyst specializing in asset-backed securities and government securities.

Timothy C. Vile

CFA, Managing Director of Deutsche Asset Management and Co-Manager of the Fixed and Short Duration Fixed Income Funds.

• Joined Deutsche Asset Management in 1991.

• Prior to that, portfolio manager for fixed income portfolios at Equitable Capital Management.

• BS from Susquehanna University.

Scudder High Income Plus Fund

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Manager of the High Income Plus Fund.

• Joined Deutsche Asset Management in 1998.

• Prior to that, investment analyst, Phoenix Investment Partners from 1997 to 1998. Prior to that, credit officer, asset-based lending group at Fleet Bank from 1995 to 1997.

Scudder Fixed Income Fund and
Scudder Short Duration Fund

Gary Bartlett serves as lead portfolio manager of Scudder Fixed Income Fund and Scudder Short Duration Fund. He is assisted by an extensive team of portfolio co-managers. In the following interview, the team discusses the funds' performance and the recent market environment for the annual period ended October 31, 2003.

Q: How did the bond market perform during the annual period?

A: The past year can be generalized as a positive environment for bonds, given that the economy remained sluggish and the Federal Reserve maintained its policy of ultra-low interest rates. However, the period can be divided into two distinct halves. During the first half, bond returns were largely dominated by credit volatility. Beginning in May, 2003, however, markets became more influenced by interest rate volatility. May was significant because that was when the famous "deflation meeting" occurred, during which the Fed expressed more concern than usual about the potential for deflation. It implied that it might take extraordinary measures (i.e. possibly buying long bonds) as a way of counteracting deflationary forces in the market. The market's interpretation - or misinterpretation - of the Fed's comments created a speculative fever that drove rates dramatically lower in June. But then late in June, the environment changed yet again when the Fed announced that perhaps economic conditions were not as bad as it had earlier implied.

This perceived retraction led to a sharp sell-off among most fixed income securities, particularly Treasuries. From its low to its subsequent high in early September, the 10-year Treasury yield rose about 140 basis points

Yield Curve: Recent History

Source: Bloomberg LP, as of October 31, 2003

(1.40 percentage points) to about 4.5%. That was off the low of about 3.1% back in mid-June, which marked a 40-year low in interest rates. The market subsequently stabilized as the Fed became more circumspect in its comments and the lack of job growth quelled the fears of a runaway economy.

Turning to other segments of the bond market, mortgage-backed securities performed reasonably well during the first half of the period but, along with other fixed income securities, were exceptionally volatile after mid-summer and ultimately underperformed Treasuries for the period under review.1 Asset-backed securities (ABS) performed modestly well, while corporate securities were the strongest.2 Among corporates in general, outstanding performance of lower-quality securities continued. Not surprisingly then, among investment-grade corporates, BBB-rated securities were the best performing.

1 Mortgage-backed securities are securities consisting of a group of real estate mortgages.
2 ABS, or asset-backed securities, are bonds or notes backed by loans or accounts receivable originated by banks, credit card companies or other credit providers.

Q: How did Scudder Fixed Income Fund and Scudder Short Duration Fund perform against this backdrop?

A: Scudder Fixed Income Fund Class A shares gained 4.43% (unadjusted for sales charges) for the period, compared with the average fund in the Lipper Intermediate Investment Grade Debt Funds category, which returned 5.66%.3 The Lehman Brothers Aggregate Bond Index, the fund's benchmark, returned 4.90% for the period. (Please see pages 3 through 6 for performance of other share classes.)

For the annual period, Scudder Short Duration Fund Institutional Class shares returned 2.80%, compared with its benchmark, the Merrill Lynch 1-3 Year US Treasury Index, which returned 2.01%.4 The average fund in the Lipper Short Investment Grade Debt Funds category returned 3.10%.5 (Please see pages 7 through 10 for performance of other share classes.)

3 The Lipper Intermediate Investment Grade Debt Funds category includes funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Intermediate Investment Grade Debt Funds category.
4 The Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.
5 The Lipper Short Investment Grade Debt Funds category includes funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Short Investment Grade Debt Funds category.

Q: What factors contributed to these funds' performance during the annual period?

A: While we were overweight in ABS relative to each fund's benchmark for the period, and the ABS sector, as we mentioned earlier, performed reasonably well, our allocation within the ABS segment of the bond market proved to be the largest detractor from performance. Specifically, we held manufactured housing bonds that performed poorly during the first half of the reporting period. We eventually liquidated these positions and curbed further losses as these bonds lost even more value after they were sold.

The funds were somewhat light in BBB-rated securities early on during the reporting period. Since that was the best-performing segment of the investment-grade market, this lighter stake detracted from performance. In Scudder Fixed Income Fund, we built the position to an overweight throughout the period. Through our in-depth analysis, we determined that select cable/media issuers had adopted necessary debt financing plans, and also had, in our view, the ability to execute the plans. During the period, these issuers met - and in some cases exceeded - our expectations, and their bonds performed well as a result.

Other performance contributors included our overweight in the best-performing bonds in the auto sector and underweight in the worst-performing bonds in the auto sector. Select utility and financial paper also performed well. Finally, we did reduce the portfolios' position in Treasuries throughout the period, a fortuitous move given that Treasuries lagged so dramatically.

It is worth noting that with respect to Scudder Fixed Income Fund, the composition of our mortgage allocation also helped relative performance. This was the only segment of the bond market to underperform Treasuries during the period. We focus primarily on CMOs, and while the benchmark's stake is 100% in pass-throughs.6 The CMO structures that we hold tend to be less sensitive to movements in the mortgage market, which explains their outperformance. We did, however, increase our position in pass-throughs during the period to roughly 13% of the fund's mortgage position from 7% at the beginning of the period. This reflects our view that many issues within the sector became attractively valued after they endured a difficult environment during the summer.

6 A CMO, or collateralized mortgage obligation, is an investment-grade bond backed by a collection of mortgages. A pass-through is a pool of mortgage securities that passes income from debtors directly through to the intermediary and then to investors.

Scudder Short Duration Fund's performance was further influenced by the growing size of the fund; the dynamics of the cash flows were different from those of Scudder Fixed Income Fund. In the beginning of the period, we had significant cash flows, which we immediately invested in Treasuries and then later funneled the monies into more-attractively valued spread securities (securities that are non-Treasuries). So, early on, we had a larger than normal exposure to Treasuries, roughly 19%, and by the end of the period we had trimmed that back to roughly 8%. This means we spent the year adding to spread product: We increased holdings in BBB-rated corporates, and ABS most significantly. Our exposure to single family mortgages did not change as a whole, but our composition within this segment changed - we more than doubled the stake in agency CMOs. Scudder Short Duration Fund's slant toward ABS and mortgage securities when compared with Scudder Fixed Income Fund is reflective of the opportunity set (what's available) with short maturities.

Q: Have you repositioned the funds in response to the interest rate volatility?

A: Regardless of the volatility and its notoriety, our approach to investing for Scudder Fixed Income Fund and Scudder Short Duration Fund remains unchanged. Making forecasts on interest rates is not part of our investment process, as we do not feel that this is something that anyone can accurately do over any extended period of time. Instead, we remain effectively neutral to our benchmarks and consistently look to add value in what we believe is the most conservative way - by focusing on individual security selection and finding the best bonds at the best prices possible. We believe that our research-intensive, bottom-up approach to the markets continues to be the best way to generate favorable returns, particularly during these volatile times.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder High Income Plus Fund

In the following interview, Portfolio Manager Andrew P. Cestone discusses Scudder High Income Plus Fund's strategy and the market environment during the 12-month period ended October 31, 2003.

Q: The high-yield sector delivered excellent performance over the past year. What factors underpinned this rise?

A: High-yield bonds produced stellar performance during the past 12 months. The CS First Boston High Yield Index - the fund's benchmark - returned 31.46% for the year ended October 31, compared with a return of 4.90% for the investment-grade bond market as a whole (as measured by the Lehman Brothers Aggregate Bond Index).1

1 The CS First Boston High Yield Index is an unmanaged, trader-priced portfolio, constructed to mirror the global high-yield debt market. The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment-grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The index includes more than 5,500 publicly issued securities with a minimum 1 year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range.

The rally in high yield over the past year was driven by declining risk, an overall improvement in market fundamentals and stepped-up investor demand for the asset class. High-yield companies showed improved financial positions during the period as a result of such actions as cost cutting, refinancing debt obligations at lower interest rates and deleveraging. In addition, defaults continued to decline. For the period ended October 31, 2003, the trailing 12-month default rate was 5.7%, compared with 9.3% a year earlier.2 These favorable trends, which reflect improving credit conditions, have been a significant positive for the high-yield market.

2 Source: Moody's Investors Service

Demand from yield-hungry investors also helped the performance of high-yield bonds during the reporting period. Year-to-date through October 31, the market had absorbed approximately $26 billion in retail cash inflows, well above the $9 billion level for the same period last year.

The improvement in fundamentals, increased investor demand and declining defaults helped push the yield spread3 versus US Treasuries of the high-yield market down to 536 basis points (5.36 percentage points) at the end of October. In comparison, the spread stood at 1,080 basis points at the end of October 2002 and 947 basis points on December 31, 2002.

3 A large spread indicates that investors require yields substantially above those of US Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

Q: What areas of the market provided the best performance?

A: The lower-quality segment outperformed the broader high-yield market by a wide margin. For the 12 months ended October 31, 2003, the CCC/split CCC-rated and distressed (CC, C and defaulted issues) sectors were the top-performing credit quality categories, with returns of 56.12% and 55.68%, respectively. In comparison, BB-rated and B-rated securities returned 20.81% and 29.51%, respectively.4 The outsized return of the distressed credit quality space illustrates the extent to which investors were reaching for yield. Similarly, some of the best-performing industries were higher-beta5 areas such as the wireless communications, telecommunications, airlines and utility sectors, which posted gains of 72.72%, 71.71%, 60.52% and 56.56%, respectively, for the period.

4 Source: CS First Boston High Yield Index
5 Higher-beta refers to sectors that tend to have price fluctuations greater than that of the market as a whole.

Q: How did the fund perform in this environment?

A: The fund produced a strong total return on an absolute basis, outperforming its peer group but trailing its benchmark. For the 12-month period ended October 31, 2003, the Institutional Class shares of the fund produced a total return of 28.76%. (Please see pages 11 through 13 for the performance of other share classes.) This return compared favorably with the 28.04% average return of the 396 funds in its Lipper peer group (High Current Yield Funds). The fund's benchmark, the CS First Boston High Yield Index, returned 31.46%.

Q: What factors helped and hurt the fund's performance?

A: At the onset of the period, the portfolio had been positioned more conservatively than its benchmark and its peers due to our concerns regarding weak economic fundamentals, uncertainty around the war with Iraq (and a potential oil price shock) and the potential for retaliatory terrorist attacks amid frequent warnings from the US Department of Homeland Security. In addition, given the already large compression in spreads from a high of 1,116 basis points in mid-October 2002, we believed prudence dictated continued caution and a continued focus on protection of principal. As a result of these concerns, the portfolio remained underweight in lower-tier securities at the beginning of the fiscal year and, on average, throughout the period. This average underweight was the largest detractor from performance for the period. Most notably, the fund was underweight for much of the period in securities rated CCC/split CCC and below - the top-performing credit quality sector. However, our bottom-up analysis led us to take a larger position in this area as the year progressed. By the close of the period, the fund was overweight in the B-rated and CCC/split CCC-rated credit quality segments. This increased allocation to single B and CCC/split CCC securities benefited performance in the last quarter of the fiscal year, as the fund was ahead of the Lipper high-yield universe average return for the period. The fund remains underweight in the distressed sector - CC and below - as over time this segment of the market has not produced favorable risk-adjusted performance. We intend to remain conservative in our approach to investing in this area even if that approach contributes to short-term underperformance.

On a sector basis, the fund's performance was hurt by an underweight position in some of the higher-beta industries that performed well during the year. These include the airlines, utilities, and media and telecommunications sectors. In particular, in the utilities sector, many companies had poor disclosure, which made them, in our opinion, unsuitable for investment, just as Enron had been. Given that situation, we believed caution was prudent. The fund was also overweight versus the benchmark in the gaming and the commodities and fertilizer sectors, which underperformed the high-yield market as a whole. On the positive side, underweights in building materials and steel - both of which underperformed - proved helpful.

Among individual securities, the fund was helped by its positions in Tyco (industrial conglomerates), Qwest (telecommunications), Pioneer Natural Resources (energy) and Georgia Pacific (pulp and paper). Qwest is one of the many companies owned by the fund whose bonds have gained in price due to an improved liquidity position. Qwest continued to improve its financial position as a result of cost cutting and asset sales. The company's substantial cash balances are viewed as favorable by investors. The largest individual detractors from performance for the full fiscal year were bonds of companies we mentioned in April's semiannual report: Healthsouth (health services) and Flemming Companies (food wholesaling and distribution). We have since sold the Flemming bonds, but we continue to hold Healthsouth. In addition, an underweight in WorldCom (telecommunications) also dampened return. WorldCom's bonds rallied during the period in anticipation of the company's emergence from bankruptcy.

Q: Will you review your management style?

A: We continue to employ a disciplined approach that is focused on individual security and risk management. We believe we can add the most value through fundamental research. Our emphasis is on finding bonds that offer favorable relative value given their yield and credit outlook. Additionally, we tend to invest in the bonds of companies that offer a better combination of risk and return potential than the market as a whole. This means that we generally buy bonds that we believe to be undervalued and reduce, or sell, our positions in those that have reached what we believe to be fair valuations.

Given our disciplined and risk-focused investment approach, the fund may not rank in the top quartile of its peer universe in exuberant market periods in which higher-risk investments outperform the market as a whole, such as the environment encountered in the fiscal year just ended. However, we would also not expect to be in the bottom quartile of the peer universe in rough market stretches, as our disciplined investment approach should help to mitigate overall downside risk (as evidenced by a five-year ranking of the fund in the fifth percentile of its peer group).6 Our investment results indicate that our approach has led us, over time, to be a strong performer through a high-yield market cycle.

6 Scudder High Income Plus Fund (Class INST shares) ranked 160, 79 and 9 for the 1-, 3- and 5- year periods as of October 31, 2003. There were 396, 328 and 239 funds, respectively, in Lipper's High Current Yield Funds category. Ranking is based on the fund's total return during the period cited. Performance includes reinvestment of dividends and capital gains. Past performance is no guarantee of future results. It is not possible to invest directly in a Lipper category.
Source: Lipper Inc. as of October 31, 2003

Because risk management is also an important consideration, we strive to maintain a diversified portfolio and to limit the size of individual positions in lower-quality securities. Believing this approach will help the fund deliver outperformance over the long term, we do not seek to boost its short-term return by changing our investment approach or taking on imprudent risk. The result of this approach is that the fund now holds approximately 303 issuers, versus 204 a year ago.

Q: How is the fund positioned?

A: The credit quality and sector weightings within the portfolio are, for the most part, the result of our bottom-up, research-driven approach, not a top-down strategic decision. Relative to its benchmark on a credit quality basis, the fund is underweight in upper-quality securities, overweight in the middle-tier credit quality segment and overweight in CCC/split CCC-rated securities relative to its benchmark. It is underweight in distressed issues (those rated CC and below). (Please see page 29 for a complete breakdown of this fund's credit composition.)

The fund's key over- and underweights on a sector basis (as of October 31, 2003) are as follows:

Overweight	Underweight
Food and tobacco	Utilities
Commodities and fertilizer	Health care
Land transportation	Leisure/Other
Gaming	Retail
Consumer nondurables	US cable

Industries are listed in order of the size of the fund's overweight or underweight position from largest to smallest.

Overall, we believe our focus on fundamental research and relative value has positioned the fund to perform well in any market environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2003

Scudder Fixed Income Fund

Asset Allocation	10/31/03	10/31/02

Corporate Bonds	28%	27%
Collateralized Mortgage Obligations	25%	22%
Asset Backed	14%	19%
US Government Agency Pass-Thrus	13%	7%
Foreign Bonds - US$ Denominated	7%	2%
US Treasury Obligations	7%	14%
Municipal Investments	6%	5%
Cash Equivalents, net	-	4%
	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents)	10/31/03	10/31/02

Financials	45%	59%
Utilities	21%	8%
Consumer Discretionary	9%	-
Industrials	8%	21%
Energy	6%	3%
Health Care	4%	4%
Telecommunication Services	4%	5%
Consumer Staples	3%	-
	100%	100%

Quality	10/31/03	10/31/02

US Government and Agencies	41%	41%
AAA*	26%	31%
AA	3%	4%
A	15%	11%
BBB	15%	13%
	100%	100%

* Includes cash equivalents
Effective Maturity	10/31/03	10/31/02

Under 1 year	7%	12%
1 < 5 years	47%	51%
5 < 10 years	29%	21%
10 < 15 years	7%	8%
15 years or greater	10%	8%
	100%	100%

Weighted average effective maturity: 6.96 years and 6.05 years, respectively.
Asset allocation, diversification, quality and effective maturity are subject to change.

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 30. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Scudder Short Duration Fund

Asset Allocation	10/31/03	10/31/02

Collateralized Mortgage Obligations	37%	22%
Asset Backed	26%	20%
Corporate Bonds	15%	10%
US Treasury Obligations	8%	19%
US Government Agency Pass-Thrus	4%	3%
Cash Equivalents, net	4%	3%
Municipal Investments	4%	8%
Foreign Bonds - US$ Denominated	2%	1%
US Agency Obligations	-	14%
	100%	100%

Quality	10/31/03	10/31/02

US Government & Treasury Obligations	41%	47%
AAA*	37%	35%
AA	1%	2%
A	7%	9%
BBB	14%	7%
	100%	100%

* Includes cash equivalents
Effective Maturity	10/31/03	10/31/02

Under 1 year	26%	42%
1 < 5 years	71%	57%
5 < 10 years	3%	-
10 years or greater	-	1%
	100%	100%

Weighted average effective maturity: 2.01 years and 1.24 years, respectively.
Asset allocation, quality and effective maturity are subject to change.

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 39. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Scudder High Income Plus Fund

Asset Allocation	10/31/03	10/31/02
Corporate Bonds	78%	78%
Foreign Bonds	15%	19%
Cash Equivalents, net	3%	0%
Convertible Bonds	2%	1%
Preferred Stocks	1%	2%
US Treasury Obligations	1%	0%
	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents)	10/31/03	10/31/02
Consumer Discretionary	29%	26%
Industrials	17%	28%
Materials	14%	8%
Energy	11%	11%
Telecommunication Services	11%	8%
Financials	6%	2%
Consumer Staples	3%	7%
Utilities	6%	4%
Health Care	3%	4%
Other	-	2%
	100%	100%

Quality	10/31/03	10/31/02
A*	1%	1%
BBB	3%	17%
BB	30%	39%
B	54%	39%
CCC	12%	3%
CC	-	1%
	100%	100%

* Includes cash equivalents
Effective Maturity	10/31/03	10/31/02
Under 1 year	3%	3%
1 < 5 years	27%	28%
5 < 10 years	60%	65%
10 < 15 years	4%	1%
15 years or greater	6%	3%
	100%	100%

Weighted average effective maturity: 7.39 years and 6.38 years, respectively.
Asset allocation, diversification, quality and effective maturity are subject to change.

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 47. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2003

Scudder Fixed Income Fund	Principal Amount ($)	Value ($)

Corporate Bonds 27.5%
Consumer Discretionary 2.5%
AOL Time Warner, Inc.:
6.75%, 4/15/2011	5,478,000	6,052,927
7.625%, 4/15/2031	1,835,000	2,050,460
Comcast Cable Communications, 6.875%, 6/15/2009	2,515,000	2,812,628
General Motors Corp., 8.25%, 7/15/2023	470,000	494,411
Liberty Media Corp., 3.5%, 9/25/2006	5,995,000	5,920,560
Time Warner Cos., Inc.:
7.75%, 6/15/2005	5,084,000	5,509,617
8.11%, 8/15/2006	2,415,000	2,720,174
Time Warner, Inc., 7.57%, 2/1/2024	2,105,000	2,324,655
		27,885,432
Consumer Staples 0.9%
DaimlerChysler NA, 6.5%, 11/15/2013	3,830,000	3,859,721
Kroger Co., 6.8%, 4/1/2011	6,000,000	6,686,724
		10,546,445
Energy 1.7%
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	5,825,000	6,187,507
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	5,555,000	5,556,278
Tristate Gen & Trans Association, 144A, 7.144%, 7/31/2033	7,340,000	7,615,808
		19,359,593
Financials 12.5%
Agfirst Farm Credit Bank, 8.393%, 12/15/2016	11,480,000	13,079,635
American General, 144A, 8.125%, 3/15/2046	7,915,000	9,836,707
American International Group, Inc., 144A, 4.25%, 5/15/2013	8,660,000	8,158,794
BFC Finance Corp., 7.375%, 12/1/2017	6,500,000	7,224,750
Citigroup, Inc., 6.0%, 10/31/2033	7,985,000	7,951,870
Florida Windstorm, 144A, 6.85%, 8/25/2007	5,790,000	6,514,682
Ford Motor Credit Co., 5.8%, 1/12/2009	12,080,000	11,767,998
General Motors Acceptance Corp.:
4.5%, 7/15/2006	7,545,000	7,660,899
7.75%, 1/19/2010	5,360,000	5,828,909
Household Finance Corp., 6.5%, 1/24/2006	8,460,000	9,205,631
OneAmerica Financial Partners, 144A, 7.0%, 10/15/2033	4,850,000	4,760,110
Pemex Finance Ltd., 6.55%, 2/15/2008	16,929,000	18,155,167
Pemex Project Funding Master Trust, 8.5%, 2/15/2008	8,340,000	9,518,025
Prudential Financial, Inc., 4.5%, 7/15/2013	6,370,000	6,077,547
SLM Corp., 5.0%, 10/1/2013	5,000,000	4,942,955
Verizon Global Funding Corp., 7.25%, 12/1/2010	9,315,000	10,638,317
		141,321,996
Health Care 1.0%
Health Care Service Corp., 144A, 7.75%, 6/15/2011	9,955,000	11,576,570
Industrials 2.1%
Aircraft Certificate Owner Trust, 144A, 6.405%, 9/20/2022	10,745,000	11,198,546
America West Airlines, Inc., 144A, "G", Series 1999-1, 7.93%, 1/2/2019	2,914,710	3,123,461
BAE System 2001 Asset Trust "B", 144A, Series 2001, 7.156%, 12/15/2011	3,847,533	4,211,860
Raytheon Co., 8.2%, 3/1/2006	2,660,000	2,973,819
Systems 2001 Asset Trust LLC, 144A, "G", Series 2001, 6.664%, 9/15/2013	2,522,010	2,779,381
		24,287,067
Telecommunication Services 1.0%
Continental Cable, 9.0%, 9/1/2008	2,302,000	2,764,336
Verizon Communications, 8.75%, 11/1/2021	1,690,000	2,064,218
Verizon New York, Inc., 6.875%, 4/1/2012	6,285,000	6,894,991
		11,723,545
Utilities 5.8%
American Electric Power, 6.125%, 5/15/2006	6,680,000	7,174,661
Centerpoint Energy Houston, 144A, 5.6%, 7/1/2023	7,000,000	6,624,296
Cincinnati Gas & Electric Co., Series A, 5.4%, 6/15/2033	5,235,000	4,646,570
Cleveland Electric Illumination, 7.43%, 11/1/2009	7,587,000	8,854,803
Columbus Southern Power, Series D, 6.6%, 3/1/2033	4,790,000	4,978,338
Consolidated Natural Gas Corp., 6.0%, 10/15/2010	2,000,000	2,178,388
Consumers Energy Co., 144A, 4.0%, 5/15/2010	6,415,000	6,138,283
Eastern Energy Ltd., Series AMBO, 6.75%, 12/1/2006	8,060,000	8,972,868
Entergy Gulf States, 144A, 6.2%, 7/1/2033	8,835,000	7,974,268
Xcel Energy, Inc., 7.0%, 12/1/2010	6,959,000	7,818,610
		65,361,085
Total Corporate Bonds (Cost $301,618,769)		312,061,733

Foreign Bonds - US$ Denominated 7.3%
Arcel Finance Ltd., 144A:
5.984%, 2/1/2009	9,685,000	10,409,825
7.048%, 9/1/2011	3,745,000	3,763,725
Autopista Del Maipo, 144A, 7.373%, 6/15/2022	10,410,000	11,340,966
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	13,640,000	13,640,000
PacifiCorp Australia LLC, 6.15%, 1/15/2008	7,245,000	7,870,526
PF Export Receivable Master Trust, 144A, 3.748%, 6/1/2013	2,775,000	2,701,157
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	5,405,000	5,095,753
Republic of Poland, 5.25%, 1/15/2014	6,995,000	6,958,206
SP Powerassets Ltd., 144A, 5.0%, 10/22/2013	3,120,000	3,110,253
Tyco International Group SA, 5.8%, 8/1/2006	6,485,000	6,776,825
United Mexican States, 7.5%, 4/8/2033	2,255,000	2,302,355
WMC Finance USA, 5.125%, 5/15/2013	8,841,000	8,628,843
Total Foreign Bonds - US$ Denominated (Cost $81,326,729)		82,598,434

Asset Backed 14.0%
Automobile Receivables 6.4%
Americredit Automobile Receivables Trust "A4", Series 2002-A, 4.61%, 1/12/2009	2,000,000	2,062,278
Daimler Chrysler Auto Trust, "A4", Series 2002-B, 3.53%, 12/6/2007	8,360,000	8,558,705
Household Automotive Trust "A4A", Series 2002-3, 3.44%, 5/18/2009	7,775,000	7,884,180
MMCA Automobile Trust:
"A4", Series 2002-4, 3.05%, 11/16/2009	10,165,000	10,093,072
"A4", Series 2002-2, 4.3%, 3/15/2010	5,345,000	5,404,435
"C", Series 2002-4, 4.56%, 11/16/2009	3,991,471	3,956,505
"B", Series 2002-2, 4.67%, 3/15/2010	3,772,619	3,312,975
"A4", Series 2002-1, 5.37%, 1/15/2010	4,611,646	4,310,810
"C", Series 2002-2, 5.55%, 3/15/2010	5,432,572	3,802,800
Nissan Auto Lease Trust "A4", Series 2001-A, 3.27%, 6/15/2004	99,413	99,413
Ryder Vehicle Lease Trust "A5", Series 1999-A, 7.13%, 10/16/2006	7,482,804	7,794,623
WFS Financial Owner Trust:
"A4", Series 2003-3, 3.25%, 5/20/2011	10,740,000	10,739,542
"A4", Series 2002-3, 3.5%, 2/20/2010	4,730,000	4,836,119
		72,855,457
Home Equity Loans 4.3%
AAMES Mortgage Trust "A4F", Series 1998-C, 6.268%, 1/15/2027	1,714,264	1,728,710
AQ Finance NIM Trust:
144A, Series 2003-N2A, 9.3%, 3/25/2033	2,409,812	2,412,824
Series 2003-N1, 9.37%, 3/25/2033	2,520,712	2,526,226
Asset Backed Securities Corp. Home Equity "A", Series 2003-HE2, 7.0%, 2/25/2018	5,185,448	5,107,666
Countrywide Home Loans, Series 2002-3, 8.0%, 9/25/2033	10,225,336	10,238,118
Green Tree Home Improvement Loan Trust:
"HIB1", Series 1998-D, 7.7%, 6/15/2029	8,037,000	8,227,911
"HIB1", Series 1998-E, 7.79%, 2/15/2015	4,665,000	4,720,947
"B1", Series 1999-E, 10.34%, 3/15/2015	5,938,000	6,119,032
Renaissance NIM Trust "NOTE", Series 2002-C, 8.353%, 12/25/2032	476,874	477,652
Residential Asset Securities Corp. "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,725,412	1,843,454
Saxon Asset Securities Trust, 6.656%, 8/1/2033	1,645,000	1,645,000
The Money Store Home Equity Trust "A9", Series 1997-A, 7.235%, 5/15/2028	3,895,070	3,892,839
		48,940,379
Manufactured Housing Receivables 1.3%
Access Financial Manufacturing HSG Contract Trust "A3", Series 1995-1, 7.1%, 5/15/2021	230,895	238,516
Green Tree Financial Corp. "A4", Series 1996-2, 7.2%, 4/15/2027	2,371,399	2,494,044
Vanderbilt Mortgage Finance:
"A2", Series 2001-C, 4.235%, 8/7/2014	7,644,762	7,770,685
"A3", Series 2000-C, 7.55%, 7/7/2017	4,426,000	4,539,387
		15,042,632
Miscellaneous 2.0%
CNH Equipment Trust "A4", Series 2000-A, 7.34%, 2/15/2007	260,434	262,130
Copelco Capital Funding Corp.:
"A4", Series 1999-B, 6.9%, 12/18/2004	532,073	533,317
"A4", Series 2000-A, 7.22%, 8/18/2005	16,220	16,494
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016	1,981,000	2,219,485
Federal Home Loan Mortgage Corp. "3A", Series T-41, 7.5%, 7/25/2032	2,758,775	3,029,480
Heller Equipment Asset Receivables Trust "A4", Series 1999-2, 6.79%, 3/14/2007	389,492	389,936
PSE&G Transition Funding LLC:
"A7", Series 2001-1, 6.75%, 6/15/2016	5,290,000	6,023,164
"A8", Series 2001-1, 6.89%, 12/15/2017	8,877,000	10,182,684
		22,656,690
Total Asset Backed (Cost $157,854,354)		159,495,158

US Treasury Obligations 7.0%
US Treasury Bond, 6.0%, 2/15/2026	28,644,000	31,465,892
US Treasury Notes:
1.625%, 4/30/2005	31,313,000	31,353,362
5.0%, 8/15/2011	6,949,000	7,415,069
6.125%, 8/15/2007	4,522,000	5,067,819
US Treasury STRIP, Principal only, 5.73%*, 8/15/2026	15,379,000	4,321,453
Total US Treasury Obligations (Cost $80,352,371)		79,623,595

US Government Agency Pass-Thrus 13.3%
Federal Home Loan Mortgage Corp.:
5.0%, 11/1/2033 (c)	6,545,000	6,440,686
6.0%, 10/1/2033	1,905,582	1,956,055
7.5%, with various maturities from 2/1/2010 until 12/1/2010	667,998	702,600
Federal National Mortgage Association:
4.5%, with various maturities from 11/1/2018 until 11/1/2033 (c)	17,620,000	17,060,057
5.0%, with various maturities from 6/1/2018 until 7/1/2023 (c)	14,102,561	14,247,470
5.5%, with various maturities from 3/1/2018 until 11/1/2033 (c)	67,103,005	67,981,134
5.79%, 3/1/2009	5,117,488	5,488,527
6.0%, with various maturities from 6/1/2016 until 11/1/2033 (c)	21,603,153	22,316,301
6.08%, 9/1/2008	4,919,357	5,352,827
6.5%, with various maturities from 8/1/2032 until 10/1/2033	1,620,290	1,683,404
6.715%, 12/1/2007	3,248,539	3,591,452
7.5%, with various maturities from 10/1/2011 until 8/1/2013	2,235,720	2,389,731
9.0%, 11/1/2030	1,218,664	1,323,014
Total US Government Agency Pass-Thrus (Cost $151,121,975)		150,533,258

Collateralized Mortgage Obligations 24.5%
Chase Commercial Mortgage Securities Corp., Series 1996-2, 6.9%, 11/19/2028	651,591	707,689
Countrywide Home Loans, "3A1", Series 2002-12, 6.0%, 8/25/2017	4,249,124	4,319,045
Federal Home Loan Mortgage Corp.:
"WH", Series 2557, 4.5%, 8/15/2009	10,047,976	10,304,562
"TG", Series 2690, 4.5%, 4/15/2032	8,123,000	7,693,269
"LC", Series 2682, 4.5%, 7/15/2032	7,255,000	6,799,295
"HG", Series 2543, 4.75%, 9/15/2028	9,187,561	9,346,798
"KU", Series 2494, 5.0%, 10/15/2026	1,343,784	1,353,039
"PE", Series 2378, 5.5%, 11/15/2016	9,260,000	9,630,696
"PE", Series 2405, 6.0%, 1/15/2017	7,178,000	7,572,988
"YB", Series 2205, 6.0%, 5/15/2029	2,173,876	2,251,964
"KB", Series 1496, 6.5%, 5/15/2008	890,982	894,616
"J", Series 1562, 7.0%, 5/15/2010	2,717,430	2,728,352
"A5", Series T-42, 7.5%, 2/25/2042	2,962,969	3,253,711
Federal National Mortgage Association:
"A2", Series 2003-63, 2.34%, 7/25/2044	2,500,000	2,460,863
"3A2B", Series 2003-W10, 3.056%, 7/25/2037	6,075,000	6,080,807
"TD", Series 2003-87, 3.5%, 4/25/2011	10,500,000	10,434,918
"2A3", Series 2001-4, 4.16%, 6/25/2042	5,577,749	5,683,100
"WB", Series 2003-106, 4.5%, 10/25/2015	1,786,000	1,847,952
"UK", Series 2003-9, 4.5%, 1/1/2033	5,870,000	6,015,271
"A2", Series 2002-W9, 4.7%, 8/25/2042	6,000,000	6,105,324
"A2", Series 2002-W10, 4.7%, 8/25/2042	6,000,000	6,117,487
"2A3", Series 2003-W15, 4.71%, 8/25/2043	11,000,000	11,154,688
"ON", Series 2002-3, 5.75%, 6/25/2012	460,412	460,009
"PQ", Series 2001-64, 6.0%, 11/25/2016	1,024,000	1,070,248
"B", Series 1999-32, 6.0%, 7/25/2029	189,487	198,649
"J", Series 1998-36, 6.0%, 7/18/2028	10,195,303	10,615,850
"AN", Series 2000-27, 6.0%, 8/25/2030	1,629,470	1,684,895
"A2", Series 1998-M1, 6.25%, 1/25/2008	7,455,261	8,088,367
"A2", Series 1998-M6, 6.32%, 8/15/2008	19,118,298	20,781,210
"GV", Series 1998-46, 6.5%, 5/18/2009	5,540,653	5,656,124
"AD", Series 2001-37, 7.0%, 3/25/2027	434,192	439,117
"A2", Series 2002-T4, 7.0%, 12/25/2041	13,214,924	14,180,935
"A2", Series 2002-T19, 7.0%, 7/25/2042	3,141,064	3,370,675
"1A2", Series 2003-W3, 7.0%, 8/25/2042	4,421,689	4,744,915
"1A3", Series 2003-W2, 7.5%, 2/15/2033	5,433,302	5,949,465
"A5", Series 2002-W4, 7.5%, 5/25/2042	2,727,205	2,986,290
"A2", Series 2002-T16, Grantor Trust, 7.0%, 7/25/2042	12,889,854	13,832,103
First Union - Lehman Brothers Commercial Mortgage, Series 1997-C1, 7.3%, 4/18/2029	1,155,057	1,174,989
Government National Mortgage Association:
"PA", Series 2003-89, 5.5%, 12/20/2023	11,565,000	12,067,355
"VK", Series 2002-41, 6.0%, 7/25/2032	5,890,800	6,065,766
GSMPS Mortgage Loan Trust, 144A:
"A", Series 1998-4, 7.5%, 12/21/2026	2,029,709	2,190,203
"A", Series 1998-5, 7.5%, 6/19/2027	1,099,193	1,184,061
"A", Series 1998-3, 7.75%, 9/20/2027	1,867,362	2,021,358
JP Morgan Commercial Mortgage Finance Corp., Series 1997-C5, 7.088%, 9/15/2029	755,000	844,241
LB Commercial Conduit Mortgage Trust, Series 1998-C1, 6.4%, 2/18/2030	928,153	971,722
Master Adjustable Rate Mortgages Trust, Series 2003-3, 4.626%, 9/25/2033	13,519,000	13,427,752
Master Asset Securitization Trust:
"8A1", Series 2003-6, 5.5%, 7/25/2033	4,783,143	4,772,996
"A2", Series 2003-WMC1, 8.34%, 5/26/2033	2,615,541	2,615,541
NYC Mortgage Loan Trust, Series 1996, 6.75%, 9/25/2019	7,065,000	7,780,331
Washington Mutual, Series 2003-S4, 4.0%, 2/25/2032	6,175,655	6,181,969
Total Collateralized Mortgage Obligations (Cost $273,325,165)		278,113,570

Government National Mortgage Association 0.2%
Government National Mortgage Association, 6.0%, 10/15/2033 (Cost $2,491,502)	2,409,067	2,489,190

Municipal Investments 5.9%
Allegheny County, PA, Public Housing Revenue, Residential Finance Authority, Zero Coupon, Series F, 8/1/2028 (b)	4,000,000	684,640
Arkansas, Industrial Development Revenue, Zero Coupon, 7/10/2014 (b)	410,000	218,186
Atlanta, GA, Public Housing Revenue, Urban Residential Finance Authority: 10.286%, 4/1/2022	895,000	897,694
Zero Coupon, 10/1/2016 (b)	1,560,000	543,114
Baltimore, MD, Core City GO, Series B, 8.7%, 10/15/2015 (b)	1,535,000	1,755,564
Belmont, CA, Multi Family Housing Revenue, Redevelopment Agency, Tax Allocation, 7.55%, 8/1/2011 (b)	735,000	798,644
California, Single Family Housing Revenue, Housing Finance Agency, Single Family Mortgage:
Series A-1, 7.9%, 8/1/2007 (b)	1,515,000	1,533,938
Series A-1, 8.24%, 8/1/2014 (b)	425,000	430,784
Cameron, TX, Public Housing Revenue, Housing Finance Corp., Series A, 10.45%, 9/1/2011 (b)	622,869	629,864
Chattahoochee, AL, Water & Sewer Revenue, Water Supply District, 8.6%, 10/1/2007 (b)	165,000	175,796
Contra Costa County, CA, Public Housing Revenue, Multifamily Housing, Series D-T, 6.8%, 12/1/2015 (b)	1,710,000	1,832,402
Fulton, MO, Core City GO, 7.5%, 7/1/2007 (b)	485,000	537,506
Hoboken, NJ, Other GO:
Series B, 4.76%, 2/1/2011 (b)	360,000	361,750
Series B, 4.96%, 2/11/2012 (b)	3,250,000	3,254,323
Series B, 5.12%, 2/11/2013 (b)	3,415,000	3,416,708
Series B, 5.33%, 2/1/2018 (b)	2,285,000	2,271,290
Illinois, Sports, Expo & Entertainment Revenue, Southwestern Development Authority:
9.2%, 2/1/2013	1,844,000	2,236,643
9.25%, 2/1/2017	1,639,000	2,071,762
Lake Mills, IA, Hospital & Healthcare Revenue, Investors Limited, First Mortgage:
Series 1995, 7.85%, 11/1/2003	410,000	410,000
Series 1995, 7.85%, 11/1/2004	410,000	424,867
Series 1995, 7.9%, 11/1/2005	450,000	464,607
Series 1995, 8.0%, 11/1/2006	590,000	607,387
Series 1995, 8.0%, 11/1/2007	610,000	626,263
Long Beach, CA, Core City (REV) Lease, Acquisition, Marina Pacifica, Series A, 9.5%, 1/1/2023 (b)	165,000	166,419
Mississippi, Single Family Housing Revenue, Home Corp. Single Family, 7.75%, 7/1/2024 (b)	1,360,556	1,435,373
New Mexico Mortgage Finance Authority, Series 1997-C, 7.43%, 7/1/2029 (b)	1,025,000	1,088,755
New York, Multi Family Housing Revenue, Housing Finance Agency, Series C, 8.11%, 11/15/2038 (b)	2,435,000	2,755,811
New York, NY, Higher Education Revenue, Industrial Development Agency Civic Facilities, Series B, 8.1%, 9/1/2006	590,000	629,737
North Miami, FL, Project Revenue, Special Obligation:
6.85%, 7/1/2005 (b)	210,000	226,523
7.0%, 1/1/2008 (b)	135,000	155,215
Oklahoma County, Single Family Housing Revenue, Home Finance Authority, Single Family, Zero Coupon, Series B, 7/1/2012	710,000	312,677
Oregon, School District GO, School Board, Zero Coupon, Series A, 6/30/2017 (b)	18,350,000	8,212,543
Panhandle, TX, Single Family Housing Revenue, Regional Housing Finance Corp., Zero Coupon, 10/1/2011	190,000	95,999
Reeves County, County GO Lease, Certificate of Participation, Series IBC, 7.25%, 6/1/2011 (b)	3,290,000	3,540,402
Sand Creek, ID, Multi Family Housing Revenue, Limited Partnership, Multi Family Housing, 8.25%, 12/1/2018 (b)	3,145,000	3,156,133
Sedgwick & Shawnee Counties, KS, Single Family, Series B, 8.375%, 6/1/2018 (b)	1,135,000	1,150,447
Texas, Multi Family Housing Revenue, Housing & Community Affairs Multi Family, 6.85%, 12/1/2020 (b)	1,500,000	1,582,590
Union City, NJ, Core City GO, 6.25%, 1/1/2033 (b)	10,360,000	10,734,825
Utah, Single Family Housing Revenue, Housing Finance Agency, Series D-1, 9.85%, 7/1/2010 (b)	5,000	5,031
West Virginia, State GO, Jobs Inventory Trust Board, Zero Coupon:
Series A, 1/22/2012	1,800,000	1,102,554
144A, Series A, 6/12/2013	2,000,000	1,101,460
Series D, 7/31/2013	2,000,000	1,105,800
144A, Series C, 7/31/2013	4,000,000	2,170,200
Total Municipal Investments (Cost $65,211,962)		66,912,226

	Shares	Value ($)

Other 0.0%
Goldman Government Fund, 0.92% (Cost $5,578)	5,578	5,578

	Principal Amount ($)	Value ($)

Time Deposits 6.2%
State Street Euro Dollar Time Deposit, 0.9%, 11/3/2003 (Cost $70,410,000)	70,410,000	70,410,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,183,718,405) (a)	105.9	1,202,242,742
Other Assets and Liabilities, Net	(5.9)	(66,902,179)
Net Assets	100.0	1,135,340,563

* Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $1,187,201,752. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $15,040,990. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,320,268 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,279,278.
(b) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
-	Capital Guaranty
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance

(c) Mortgage dollar rolls included.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Scudder Short Duration Fund

	Principal Amount ($)	Value ($)

Corporate Bonds 14.6%
Consumer Discretionary 3.6%
AOL Time Warner, Inc., 6.125%, 4/15/2006	1,432,000	1,540,265
Comcast Cable Communications, 6.375%, 1/30/2006	240,000	258,492
Kroger Co., 7.65%, 4/15/2007	895,000	1,017,052
Liberty Media Corp.:
2.64%, 9/17/2006*	1,900,000	1,892,347
3.5%, 9/25/2006	1,175,000	1,160,410
TCI-Communications, Inc., 6.875%, 2/15/2006	570,000	619,287
Tele-Communications, Inc., Senior Note, 7.25%, 8/1/2005	709,000	759,238
Time Warner Cos., Inc., 8.11%, 8/15/2006	500,000	563,183
		7,810,274
Financials 6.2%
Florida Windstorm, 144A:
6.7%, 8/25/2004	150,000	156,254
6.85%, 8/25/2007	2,000,000	2,250,322
Ford Motor Credit Co.:
5.8%, 1/12/2009	940,000	915,722
6.875%, 2/1/2006	946,000	990,077
7.5%, 3/15/2005	3,210,000	3,372,487
General Motors Acceptance Corp., 6.75%, 1/15/2006	540,000	575,750
Household Finance Corp., 6.5%, 1/24/2006	345,000	375,407
Pemex Project Funding Master Trust:
8.5%, 2/15/2008	4,020,000	4,587,825
9.125%, 10/13/2010	40,000	47,050
PNC Funding Corp., 6.875%, 7/15/2007	165,000	185,202
		13,456,096
Industrials 1.4%
BAE System 2001 Asset Trust "B", Series 2001, 144A, 7.156%, 12/15/2011	2,035,159	2,227,871
Raytheon Co., 8.2%, 3/1/2006	834,000	932,393
		3,160,264
Utilities 3.4%
American Electric Power, 6.125%, 5/15/2006	700,000	751,836
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	180,000	204,818
Cinergy Global Resources, Inc., 144A, 6.2%, 11/3/2008	650,000	716,555
GTE North, Inc., 6.9%, 11/1/2008	1,890,000	2,136,445
Northeast Utilities, 3.3%, 6/1/2008	885,000	852,266
PacifiCorp., 6.75%, 4/1/2005	170,000	180,829
Psi Energy, Inc., 7.85%, 10/15/2007	1,085,000	1,250,033
Public Service New Mexico, 4.4%, 9/15/2008	650,000	655,636
Xcel Energy, Inc., 144A, 3.4%, 7/1/2008	725,000	703,454
		7,451,872
Total Corporate Bonds (Cost $31,824,128)		31,878,506

Foreign Bonds - US$ Denominated 2.7%
Arcel Finance Ltd., 144A:
5.984%, 2/1/2009	1,280,000	1,375,795
7.048%, 9/1/2011	650,000	653,250
Royal Bank of Scotland Group PLC:
7.375%, 4/29/2049	620,000	680,535
Series 3, 7.816%, 11/1/2049	995,000	1,102,803
Telecomunicaciones de Puerto Rico, Inc., 6.65%, 5/15/2006	1,000,000	1,081,656
Tyco International Group SA, 5.8%, 8/1/2006	1,000,000	1,045,000
Total Foreign Bonds - US$ Denominated (Cost $5,928,148)		5,939,039

Asset Backed 26.1%
Automobile Receivables 11.7%
Americredit Automobile Receivables Trust:
"A4", Series 2002-D, 3.4%, 4/13/2009	1,120,000	1,131,998
"A4", Series 2001-D, 4.41%, 11/12/2008	195,000	200,366
"A4", Series 2002-A, 4.61%, 1/12/2009	125,000	128,892
"A4", Series 2001-C, 5.01%, 7/14/2008	1,100,000	1,137,283
"A4", Series 2000-A, 7.29%, 12/5/2006	771,476	783,707
Capital One Auto Finance Trust "A4A", Series 2003-A, 2.47%, 1/15/2010	3,000,000	2,946,044
Daimler Chrysler Auto Trust:
"A4", Series 2002-B, 3.53%, 12/6/2007	146,000	149,470
"A4", Series 2002-A, 4.49%, 10/6/2008	2,175,000	2,258,191
"A4", Series 2000-E, 6.16%, 1/8/2006	315,000	322,366
MMCA Automobile Trust:
"A4", Series 2002-4, 3.05%, 11/16/2009	1,160,000	1,151,792
"B", Series 2002-2, 4.67%, 3/15/2010	783,196	687,774
"A4", Series 2001-4, 4.92%, 8/15/2007	709,530	724,379
"A4", Series 2002-1, 5.37%, 1/15/2010	2,021,544	1,889,670
"C", Series 2002-2, 5.55%, 3/15/2010	603,619	422,533
"A4", Series 2000-1, 7.08%, 2/15/2005	450,074	456,588
Nissan Auto Lease Trust "A4", Series 2001-A, 3.27%, 6/15/2004	31,422	31,422
Ryder Vehicle Lease Trust "A5", Series 1999-A, 7.13%, 10/16/2006	1,080,497	1,125,523
WFS Financial Owner Trust:
"A4", Series 2003-3, 3.25%, 5/20/2011	3,980,000	3,979,830
"A4", Series 2002-3, 3.5%, 2/20/2010	1,585,000	1,620,560
Whole Auto Loan Trust:
"B", Series 2003-1, 2.24%, 3/15/2010	2,090,000	2,091,034
"A4", Series 2003-1, 2.58%, 3/15/2010	2,090,000	2,073,819
		25,313,241
Credit Card Receivables 3.8%
Bay View Auto Trust "A4", Series 2003-LJ1, 3.44%, 4/25/2012	2,000,000	1,990,376
Chase Credit Card Master Trust "A", Series 2002-5, 1.22%, 10/15/2009*	6,300,000	6,309,056
		8,299,432
Home Equity Loans 7.9%
AAMES Mortgage Trust:
"A2", Series 2001-4, 5.08%, 7/25/2029	366,121	367,993
"A2", Series 2002-1, 5.375%, 6/25/2029	584,141	599,825
Advanta Mortgage Loan Trust "A6", Series 2000-2, 7.72%, 3/25/2015	125,203	135,545
Ameriquest Mortgage Securities, Inc. "AF3", Series 2002-1, 5.12%, 5/25/2032	431,629	432,105
AQ Finance NIM Trust:
144A, "Note", Series 2003-N2A, 9.3%, 3/25/2033	433,392	433,933
"Note", Series 2003-N1, 9.37%, 3/25/2033	383,812	384,652
Asset Backed Securities Corp. Home Equity "A", Series 2003-HE2, 7.0%, 2/25/2018	843,358	830,708
Centex Home Equity:
"A6", Series 2000-C, 7.54%, 10/25/2030	157,456	168,938
"A6", Series 2000-B, 7.97%, 7/25/2031	1,071,645	1,140,825
Conseco Finance:
"A2", Series 2002-B, 5.31%, 5/15/2033	87,157	87,959
"AF6", Series 1999-H, 7.21%, 11/15/2029	168,853	178,410
Countrywide Asset-Backed Certificates "AF4", Series 2001-1, 6.517%, 1/25/2029	218,955	219,121
Countrywide Home Loans:
Series 2002-3, 8.0%, 9/25/2033	1,202,987	1,204,490
144A, "Note", Series 2002-3NIM, 9.0%, 9/25/2032	232,263	233,429
Federal Home Loan Mortgage Corp.:
"3A", Series T-58, 7.0%, 10/25/2043	3,227,890	3,397,351
"A4", Series T-22, 7.125%, 10/25/2027	406,232	416,950
Green Tree Home Improvement Loan Trust "HIB1", Series 1998-E, 7.79%, 2/15/2015	300,000	303,598
Long Beach Mortgage Loan Trust "M3", Series 2001-4, 3.87%, 3/25/2032*	795,000	751,197
Renaissance NIM Trust:
"NOTE", Series 2002-C, 8.353%, 12/25/2032	476,874	477,651
144A, "NOTE", "B", Series 2002-B, 8.586%, 8/25/2032	84,423	84,001
Residential Asset Securities Corp. "AI2", Series 2002-KS4, 4.04%, 1/25/2022	1,260,153	1,267,947
Saxon Asset Securities Trust, 6.656%, 8/1/2033	2,075,000	2,075,000
Southern Pacific Secured Assets Corp. "A8", Series 1998-2, 6.37%, 7/25/2029	1,772,514	1,824,315
UCFC Home Equity Loan:
"A5", Series 1997-D, 6.755%, 11/15/2023	30,534	30,517
"A6", Series 1997-A1, 7.435%, 11/15/2024	62,647	63,387
		17,109,847
Manufactured Housing Receivables 0.6%
Greenpoint Manufactured Housing:
"A2", Series 1999-1, 6.01%, 8/15/2015	15,370	15,368
"AF6", Series 1999-5, 7.33%, 8/15/2020	1,210,000	1,236,854
Oakwood Mortgage Investors, Inc., "A2", Series 1999-A, 5.89%, 4/15/2029	19,228	19,309
		1,271,531
Miscellaneous 2.1%
CNH Equipment Trust:
"A4", Series 2001-B, 4.45%, 4/16/2007	1,000,000	1,029,409
"A4", Series 2000-B, 6.95%, 9/15/2007	627,747	637,308
"A4", Series 2000-A, 7.34%, 2/15/2007	903,579	909,466
Copelco Capital Funding Corp. "A4", Series 2000-A, 7.22%, 8/18/2005	351,437	357,371
Heller Equipment Asset Receivables Trust "A4", Series 1999-2, 6.79%, 3/14/2007	32,669	32,707
US Airways Aircraft Certificate Owner Trust "C", Series 2003-1A, 144A, 5.551%, 3/20/2022	1,440,000	1,492,042
		4,458,303
Total Asset Backed (Cost $56,890,520)		56,452,354

US Treasury Obligations 7.3%
US Treasury Notes:
1.625%, 4/30/2005	15,650,000	15,670,173
6.125%, 8/15/2007	140,000	156,898
Total US Treasury Obligations (Cost $15,870,988)		15,827,071

US Government Agency Pass-Thrus 4.2%
Federal Home Loan Mortgage Corp.:
5.0%, 5/1/2008	1,021,173	1,050,811
5.5%, 3/1/2010	710,352	729,109
7.0% with maturities from 11/1/2011 until 3/1/2013	1,751,218	1,849,800
Federal National Mortgage Association:
5.889%, 3/1/2009	339,528	366,083
5.934%, 1/1/2009	84,701	91,861
6.0%, 2/1/2010	801,145	837,413
6.715%, 12/1/2007	2,378,473	2,629,542
6.88%, 9/1/2005	113,312	119,930
7.5%, 2/1/2033	898,578	957,547
8.0%, 4/1/2007	202,637	215,469
8.5%, 10/1/2010	176,292	186,905
Total US Government Agency Pass-Thrus (Cost $9,115,945)		9,034,470

Collateralized Mortgage Obligations 37.0%
Countrywide Alternative Loan Trust, Series 2002-9, 6.0%, 8/25/2032	645,865	647,372
Countrywide Home Loans, Series 2003-1, 4.75%, 3/25/2033	2,075,581	2,098,382
Federal Home Loan Mortgage Corp.:
"MA", Series 2663, 3.5%, 1/15/2010	5,002,000	5,075,487
"QA", Series 2649, 3.5%, 3/15/2010	2,850,000	2,894,575
"CH", Series 2614, 3.5%, 12/15/2010	2,885,000	2,941,888
"PK", Series 2498, 4.0%, 5/15/2012	965,980	966,473
"C", Series 2557, 4.25%, 12/15/2010	542,521	547,159
"A", Series 2574, 4.5%, 12/15/2010	81,683	81,878
"DH", Series 2688, 4.5%, 10/1/2023	2,570,000	2,592,488
"LA", Series 2643, 4.5%, 9/15/2018	2,925,000	3,054,055
"EU", Series 2494, 5.0%, 4/15/2026	1,486,814	1,494,315
"OC", Series 2381, 5.5%, 9/15/2011	5,123	5,120
"DB", Series 2483, 5.5%, 9/15/2012	32,223	32,260
"A", Series 2393, 5.5%, 4/15/2030	593,319	604,414
"PL", Series 2459, 5.5%, 6/15/2030	580,627	584,257
"PM", Series 2416, 6.0%, 2/15/2026	2,000,000	2,006,472
"PE", Series 2123, 6.0%, 12/15/2027	916,405	949,446
"MK", Series 2488, 6.0%, 4/15/2028	1,499,292	1,563,221
"BA", Series 2448, 6.0%, 2/15/2030	52,636	52,812
"I", Series 128, 6.5%, 2/15/2021	23,903	23,879
"PL", Series 2043, 6.5%, 6/15/2027	825,462	833,904
"DA", Series 2444, 6.5%, 2/15/2030	50,565	50,905
"J", Series 1458, 7.0%, 8/15/2007	32,622	32,752
"E", Series 1997, 7.0%, 7/15/2012	223,197	233,447
"HV", Series 2174, 7.0%, 9/15/2015	754,476	764,722
"PE", Series 2208, 7.0%, 12/15/2028	33,526	33,628
"LA", Series 1343, 8.0%, 8/15/2022	926,838	983,258
Federal National Mortgage Association:
"A2", Series 2003-63, 2.34%, 7/25/2044	210,000	206,713
"PN", Series 2003-58, 3.5%, 10/25/2021	1,439,000	1,441,170
"JT", Series 2003-6, 4.5%, 2/1/2033	60,000	60,496
"A2", Series 2002-W10, 4.7%, 8/25/2042	355,000	361,951
"2A3", Series 2003-W15, 4.71%, 8/25/2043	2,045,000	2,073,758
"A2", Series 2002-60, 4.75%, 2/25/2044	500,000	507,732
"PC", Series 1997-81, 5.0%, 4/18/2027	281,063	286,615
"OC", Series 2001-69, 5.5%, 7/25/2011	226,223	226,012
"PB", 5.5%, 8/25/2012	613,507	616,487
"A2", Series 2002-W3, 5.5%, 10/25/2021	3,065,155	3,118,002
"A15", Series 2002-W5, 5.5%, 5/25/2028	325,000	334,755
"ON", Series 2002-3, 5.75%, 6/25/2012	143,354	143,229
"TA", Series 2001-53, 5.75%, 2/25/2030	497,196	503,288
"A", Series 2001-M1, 5.844%, 8/25/2010	1,446,841	1,552,687
"PD", Series 2002-12, 6.0%, 10/25/2014	1,475,505	1,501,186
"QE", Series 2001-64, 6.0%, 4/25/2027	305,000	307,207
"G", Series 2001-46, 6.0%, 7/25/2029	135,125	137,277
"A", Series 2002-35, 6.0%, 12/25/2030	720,632	737,302
"A2", Series 1998-M6, 6.32%, 8/15/2008	1,291,171	1,403,477
6.5%, 12/18/2025	31,571	31,584
"B", Series 2001-82, 6.5%, 10/25/2029	354,117	353,950
"J", Series G93-33, 6.75%, 6/25/2022	111,095	111,912
"TP", Series 2002-60, 7.0%, 3/25/2031	308,833	319,700
"A2", Series 2002-T4, 7.0%, 12/25/2041	1,526,041	1,637,594
"1A3", Series 2003-W2, 7.5%, 2/15/2033	67,224	73,611
"A5", Series 2002-W4, 7.5%, 5/25/2042	108,952	119,302
"2A", Series 2002-W6, 7.5%, 6/25/2042	216,321	236,872
"A2", Series 2002-T16, Grantor Trust, 7.0%, 7/25/2042	1,902,012	2,041,049
First Horizon Asset Securities, Inc., Series 2002-6, 5.75%, 10/25/2017	493,204	504,100
Freddie Mac:
"PA", Series 2658, 3.75%, 11/15/2007	5,000,000	5,107,813
"VB", Series 2122, 6.0%, 5/15/2015	290,000	295,722
"MK", Series 2302, 6.0%, 7/15/2029	34,523	34,545
"A", Series 2470, 6.0%, 11/15/2029	471,383	477,954
Government National Mortgage Association, Series 2003-89, 5.5%, 12/20/2023	2,115,000	2,206,870
GSMPS Morgage Loan Trust Series 1998-3, 144A, 7.75%, 9/20/2027	1,121,718	1,214,223
JP Morgan Commercial Mortgage Finance Corp., Series 1997-C5, 7.088%, 9/15/2029	200,000	223,640
Master Alternative Loans Trust, Series 2002-3, 3.762%, 12/25/2032	380,830	380,494
Master Asset Securitization Trust:
"3A2", Series 2003-2, 4.25%, 4/25/2033	1,973,530	1,948,623
"A2", Series 2003-WMC1, 8.34%, 5/26/2033	1,120,946	1,120,946
Norwest Asset Securities Corp., Series 1999-26, 7.25%, 12/25/2029	9,776	9,772
PNC Mortgage Securities Corp., Series 2000-8, 7.25%, 11/25/2015	302,906	308,010
Prudential Home Mortgage Securities:
"A5", Series 1992-21, 7.5%, 8/25/2007	62,657	62,590
"A18", Series 1992-27, 7.5%, 10/25/2007	27,812	28,687
Residential Accredit Loans, Inc.:
"A5", Series 2002-QS14, 5.125%, 9/25/2032	4,287,000	4,382,649
"NB", Series 1998-QS13, 6.5%, 9/25/2013	1,792,387	1,824,095
Residential Asset Securitization Trust, Series 2000-A3, 8.0%, 5/25/2030	156,834	156,642
Residential Funding Mortgage Securities I, Series 1995-S12, 7.25%, 8/25/2010	120,608	120,573
Residential Funding Mortgage Security I, Series 2002-S6, 6.0%, 4/25/2017	326,057	328,206
Structured Asset Securities Corp.:
"2A1", Series 2002-6, 6.25%, 4/25/2017	949,704	962,547
"2A1", Series 2002-3, 6.5%, 3/25/2032	270,677	274,109
"1A", Series 1998-ALS1, 6.9%, 1/25/2029	166,480	169,819
Vendee Mortgage Trust:
"1F", Series 1996-1, 6.75%, 4/15/2022	402,380	411,317
"2D", Series 1997-3, 7.5%, 1/15/2025	1,115,747	1,134,602
Washington Mutual:
"4A1", Series 2003-S4, 4.0%, 2/25/2032	1,142,496	1,143,664
"A22", Series 2001-S9, 6.75%, 9/25/2031	228,445	228,828
Wells Fargo Mortgage Backed Securities Trust, Series 2003-3, 5.0%, 4/25/2033	3,361,425	3,391,866
Total Collateralized Mortgage Obligations (Cost $80,465,637)		80,046,393

Municipal Investments 4.0%
Bexar County, TX, Multi Family Housing Revenue, Series B, 6.0%, 10/1/2005 (b)	485,000	503,474
Clayton County, GA, Multi Family Housing Revenue, Multi Family Housing Authority, Series B, 4.75%, 12/20/2004 (b)	250,000	254,250
Elmwood Park, IL, Core City GO, 6.8%, 1/1/2005 (b)	185,000	186,550
Erie County, NY, Water Authority, ETM, 5.875%, 12/1/2003 (b)	25,000	25,098
Erie County, NY, Water & Sewer Revenue, Water Authority, 5.875%, 12/1/2003 (b)	50,000	50,193
Harris County, TX, Single Family Housing Revenue, Series A, 7.75%, 9/1/2014	205,000	208,319
Hazelwood, MO, Multi Family Housing Revenue, Industrial Development Authority, Series B, 7.3%, 3/20/2006 (b)	345,000	381,767
Hudson County, NJ, Project Revenue, 2.5%, 3/15/2006 (b)	1,100,000	1,107,227
Massachusetts, Hospital & Healthcare Revenue, Individual Finance Agency, Series B, 7.1%, 2/1/2012 (b)	455,000	479,397
Massachusetts, Multi Family Housing Revenue, Series A, 7.04%, 7/1/2005 (b)	55,000	57,713
Mount Laurel, NJ, Core City GO, Utility:
2.35%, 7/1/2006 (b)	840,000	833,112
2.85%, 7/1/2007 (b)	865,000	852,812
Ohio, Multi Family Housing Revenue, Multi Family Housing Financial Agency, Series A, 6.125%, 3/1/2004 (b)	20,000	20,050
Oklahoma City, OK, Airport Revenue, 8.7%, 10/1/2005	540,000	605,551
Prince Georges County, MD, Multi Family Housing Revenue, Housing Authority, Series C, 6.25%, 11/20/2004 (b)	65,000	65,224
Sedgwick & Shawnee Counties, KS, Single Family, Series B, 8.375%, 6/1/2018 (b)	90,000	91,225
Spokane, WA, Hospital & Healthcare Revenue, Housing Authority, Series B, 6.125%, 2/20/2004 (b)	15,000	15,207
Texas, Single Family Housing Revenue, Series B, Zero Coupon, 9/1/2017	665,000	217,335
Unicoi County, TN, Hospital & Healthcare Revenue, Series B, 6.7%, 9/20/2005 (b)	90,000	93,229
Washington, Industrial Development Revenue, Economic Development Financial Authority, Series A, 2.0%, 10/1/2006 (b)	2,405,000	2,354,760
Willoughby, OH, Multi Family Housing Revenue, Series B, 5.5%, 9/20/2007 (b)	170,000	179,221
Total Municipal Investments (Cost $8,566,731)		8,581,714

	Shares	Value ($)

Other 0.0%
Federated Prime Obligations Fund, 0.93%	2,126	2,126
Goldman Government Fund, 0.92%	150	150
Total Other (Cost $2,276)		2,276

	Principal Amount ($)	Value ($)

Time Deposits 3.9%
State Street Euro Dollar Time Deposit, 0.9%, 11/3/2003 (Cost $8,459,000)	8,459,000	8,459,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $217,123,373) (a)	99.8	216,220,823
Other Assets and Liabilities, Net	0.2	409,296
Net Assets	100.0	216,630,119

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2003.
(a) The cost for federal income tax purposes was $217,153,742. At October 31, 2003, net unrealized depreciation for all securities based on tax cost was $932,919. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $671,099 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,604,018.
(b) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
-	Capital Guaranty
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FSA	Financial Security Assurance
GNMA	Government National Mortgage Association
MBIA	Municipal Bond Investors Assurance

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow by a Trustee and used to pay principal and interest on bonds so designated.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Scudder High Income Plus Fund

	Principal Amount (b)	Value ($)

Corporate Bonds 77.7%
Consumer Discretionary 22.6%
Adelphia Communications Corp., 10.25%, 6/15/2011*	440,000	369,600
Advantica Restaurant Co.:
11.25%, 1/15/2008	270,000	167,400
12.75%, 9/30/2007	620,000	629,300
American Achieve Corp., 11.625%, 1/1/2007	1,185,000	1,309,425
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	1,480,000	1,407,850
Ameristar Casino, Inc., 10.75%, 2/15/2009	295,000	339,988
Boca Resorts, Inc., 9.875%, 4/15/2009	1,605,000	1,717,350
Broder Brothers Co., 144A, 11.25%, 10/15/2010	360,000	369,000
Buffets, Inc., 11.25%, 7/15/2010	1,510,000	1,630,800
Carrols Corp., 9.5%, 12/1/2008	335,000	339,188
Central Garden & Pet Co., 9.125%, 2/1/2013	495,000	543,263
Charter Communications Holdings LLC:
8.625%, 4/1/2009	715,000	573,788
9.625%, 11/15/2009	795,000	639,975
144A, 10.25%, 9/15/2010	1,415,000	1,439,763
Step-up Coupon, 0% to 1/15/2007, 12.125% to 1/15/2012	1,170,000	634,725
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	735,000	431,813
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	1,345,000	1,467,731
Cinemark USA, Inc.:
8.5%, 8/1/2008	870,000	906,975
9.0%, 2/1/2013	940,000	1,029,300
Circus & Eldorado, 10.125%, 3/1/2012	1,320,000	1,351,350
CKE Restaurants, Inc., 9.125%, 5/1/2009	445,000	451,675
CSC Holdings, Inc.:
7.875%, 12/15/2007	225,000	230,063
Senior Notes, 7.25%, 7/15/2008	1,080,000	1,080,000
Dex Media East LLC, 12.125%, 11/15/2012	3,945,000	4,758,656
Dex Media West LLC, 144A, 9.875%, 8/15/2013	1,245,000	1,416,188
DIMON, Inc., Series B, 9.625%, 10/15/2011	1,115,000	1,248,800
EchoStar DBS Corp.:
144A, 6.375%, 10/1/2011	65,000	64,675
9.375%, 2/1/2009	745,000	787,838
Eldorado Resorts LLC, 10.5%, 8/15/2006	1,736,000	1,755,530
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	900,000	927,000
General Motors Corp., 8.25%, 7/15/2023	1,000,000	1,051,939
Group 1 Automotive, Inc., 144A, 8.25%, 8/15/2013	825,000	895,125
Herbst Gaming, Inc., 10.75%, 9/1/2008	2,530,000	2,830,438
Inn of the Mountain Gods, 144A, 12.0%, 11/15/2010	885,000	924,825
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	1,365,000	1,206,319
International Game Technology, 8.375%, 5/15/2009	1,175,000	1,402,211
Intrawest Corp., 10.5%, 2/1/2010	1,070,000	1,175,663
J.C. Penney Co., Inc., 6.875%, 10/15/2015	330,000	333,300
Jacobs Entertainment Co., 11.875%, 2/1/2009	735,000	794,719
Jefra Cosmetics, 10.75%, 5/15/2011	1,380,000	1,518,000
Kellwood Co., 7.625%, 10/15/2017	1,290,000	1,310,963
Keystone Automotive Operation, 144A, 9.75%, 11/1/2013	505,000	532,775
Krystal, Inc., 10.25%, 10/1/2007	785,000	785,981
Laidlaw International, Inc., 144A, 10.75%, 6/15/2011	510,000	550,800
Levi Strauss & Co., 12.25%, 12/15/2012	530,000	439,900
Lin Television Corp., 144A, 6.5%, 5/15/2013	425,000	413,313
Mediacom Broadband LLC, 11.0%, 7/15/2013	605,000	632,225
Mediacom LLC:
7.875%, 2/15/2011	165,000	146,025
9.5%, 1/15/2013	175,000	166,250
Meritage Corp., 9.75%, 6/1/2011	480,000	532,800
MGM Mirage, Inc., 6.0%, 10/1/2009	665,000	673,313
Mortons Restaurant Group, 144A, 7.5%, 7/1/2010	340,000	309,400
Norcraft/Co. Finance, 144A, 9.0%, 11/1/2011	255,000	267,750
Old Evangeline Downs, 13.0%, 3/1/2010	495,000	510,469
Park Place Entertainment Corp., 9.375%, 2/15/2007	855,000	961,875
PEI Holding, Inc., 11.0%, 3/15/2010	980,000	1,107,400
Petro Stopping Centers, 10.5%, 2/1/2007	3,165,000	3,220,388
PRIMEDIA, Inc.:
7.625%, 4/1/2008	660,000	656,700
8.875%, 5/15/2011	370,000	382,025
Rayovac Corp., 144A, 8.5%, 10/1/2013	625,000	650,000
Remington Arms Co., 10.5%, 2/1/2011	1,275,000	1,333,969
Renaissance Media Group, 10.0%, 4/15/2008	1,650,000	1,687,125
Rent-Way, Inc., 144A, 11.875%, 6/15/2010	430,000	460,638
Restaurant Co., 11.25%, 5/15/2008	938,096	928,715
Rite Aid Corp.:
"C1", Series 97, 7.3%, 3/10/2019	1,179,869	1,055,983
144A, 6.125%, 12/15/2008	545,000	520,475
Samsonite Corp., 10.75%, 6/15/2008	2,350,000	2,467,500
Schuler Homes, Inc., 10.5%, 7/15/2011	1,530,000	1,746,113
Scientific Games Corp., 12.5%, 8/15/2010	2,370,000	2,796,600
Sealy Mattress Co., Series B, 9.875%, 12/15/2007	805,000	831,163
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	2,390,000	2,521,450
8.75%, 12/15/2011	670,000	733,650
Six Flags, Inc.:
8.875%, 2/1/2010	2,455,000	2,332,250
9.5%, 2/1/2009	50,000	49,000
Sonic Automotive, Inc., 144A, 8.625%, 8/15/2013	1,590,000	1,681,425
Transwestern Publishing, Series F, 9.625%, 11/15/2007	2,245,000	2,312,350
Venetian Casino Resort LLC, 144A, 11.0%, 6/15/2010	835,000	963,381
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	1,485,000	1,529,550
Williams Scotsman, Inc., 10.0%, 8/15/2008	530,000	583,000
Worldspan LP/ WS Finance Corp., 144A, 9.625%, 6/15/2011	960,000	936,000
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	1,055,000	904,663
		84,776,900
Consumer Staples 2.3%
Agrilink Foods, Inc., 11.875%, 11/1/2008	530,000	560,475
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	1,099,000	1,258,355
Hines Nurseries, Inc., 144A, 10.25%, 10/1/2011	710,000	759,700
Michael Foods, Inc., Series B, 11.75%, 4/1/2011	1,215,000	1,535,456
National Beef Pack, 144A, 10.5%, 8/1/2011	555,000	610,500
Pilgrim's Pride Corp., 9.625%, 9/15/2011	250,000	273,438
Salton, Inc., 10.75%, 12/15/2005	805,000	788,900
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	2,065,000	2,175,994
Williams Scotsman, Inc., 144A, 9.875%, 6/1/2007	780,000	791,700
		8,754,518
Energy 8.6%
Avista Corp., 9.75%, 6/1/2008	2,960,000	3,492,800
Chesapeake Energy Corp., 8.125%, 4/1/2011	785,000	861,538
Citgo Petroleum Corp., 11.375%, 2/1/2011	3,020,000	3,412,600
Coastal Corp., 6.5%, 6/1/2008	825,000	678,563
Continental Resources, Inc., 10.25%, 8/1/2008	1,800,000	1,768,500
Dynegy Holdings, Inc., 144A, 9.875%, 7/15/2010	1,340,000	1,440,500
Edison Mission Energy, 7.73%, 6/15/2009	3,240,000	2,770,200
Edison Mission Midwest:
Series B, 3.14%, 12/15/2004	229,000	215,260
Series C, 3.14%, 12/15/2004	100,000	94,000
Series A, 3.39%, 12/15/2003	229,000	215,260
El Paso Corp., 7.375%, 12/15/2012	970,000	800,250
Gulfterra Energy Partner, 144A, 6.25%, 6/1/2010	245,000	246,225
Lone Star Technologies, Inc., Series B, 9.0%, 6/1/2011	1,325,000	1,288,563
Newpark Resources, Inc., 8.625%, 12/15/2007	930,000	960,225
On Semiconductor Corp., 13.0% 5/15/2008	1,200,000	1,392,000
Parker Drilling Co.:
144A, 9.625%, 10/1/2013	675,000	693,563
Series B, 10.125%, 11/15/2009	1,925,000	2,011,625
Pioneer Natural Resources Co., 9.625%, 4/1/2010	2,440,000	2,969,507
Southern Natural Gas Co., 8.875%, 3/15/2010	645,000	703,050
Stone Energy Corp., 8.25%, 12/15/2011	770,000	823,900
Trico Marine Services, Inc., 8.875%, 5/15/2012	1,720,000	1,178,200
Westport Resources Corp., 144A, 8.25%, 11/1/2011	1,260,000	1,389,151
Williams Co., Inc.:
8.125% 3/15/2012	325,000	351,000
8.75%, 3/15/2032	480,000	501,600
Williams Holdings of Delaware, Inc., 6.5%, 12/1/2008	1,275,000	1,287,750
Wiser Oil Co., 9.5%, 5/15/2007	925,000	892,625
		32,438,455
Financials 4.3%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	1,265,000	1,258,675
AmeriCredit Corp.:
9.25%, 5/1/2009	1,320,000	1,346,400
9.875%, 4/15/2006	1,210,000	1,234,200
CBRE Escrow, Inc., 144A, 9.75%, 5/15/2010	840,000	907,200
Dollar Financial Group, Series A, 10.875%, 11/15/2006	195,000	197,925
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	1,380,000	1,424,850
Global Exchange Services, 144A, LIBOR + 900 bp, 10.286%, 7/15/2008**	1,070,000	1,016,500
IOS Capital LLC, 7.25%, 6/30/2008	1,085,000	1,076,863
LaBranche & Co., Inc., 12.0%, 3/2/2007	970,000	994,250
Pxre Capital Trust I, 8.85%, 2/1/2027	730,000	657,000
Qwest Capital Funding, Inc.:
5.875%, 8/3/2004	685,000	682,431
7.75%, 8/15/2006	1,090,000	1,084,550
Qwest Corp., 7.25%, 10/25/2035	425,000	393,125
R.H. Donnelly Finance Corp., 144A, 10.875%, 12/15/2012	885,000	1,055,363
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	880,000	924,000
Trump Holdings & Funding, 11.625%, 3/15/2010	1,070,000	942,938
Universal City Development, 11.75%, 4/1/2010	845,000	977,031
		16,173,301
Health Care 2.7%
AmerisourceBergen Corp., 7.25%, 11/15/2012	1,410,000	1,452,300
Genesis Healthcare Corp., 144A, 8.0%, 10/15/2013	385,000	393,181
HEALTHSOUTH Corp., 7.625%, 6/1/2012	1,195,000	1,039,650
HMP Equity Holdings Corp., 144A, Zero Coupon, 5/15/2008	775,000	387,500
National Nephrology Association, 144A, 9.0%, 11/1/2011	380,000	392,350
Neighbore, Inc., 144A, 6.875%, 11/15/2013	435,000	442,069
Norcross Safety Products, 144A, 9.875%, 8/15/2011	755,000	815,400
Quintiles Transnational Corp., 144A, 10.0%, 10/1/2013	540,000	569,700
Tenet Healthcare Corp.:
6.375%, 12/1/2011	2,410,000	2,235,275
7.375%, 2/1/2013	1,780,000	1,726,600
Vanguard Health Systems, Inc., 9.75%, 8/1/2011	450,000	481,500
		9,935,525
Industrials 12.8%
Allied Waste North America, Inc.:
Series B, 8.5%, 12/1/2008	650,000	716,625
Series B, 8.875%, 4/1/2008	1,475,000	1,629,875
Series B, 10.0%, 8/1/2009	1,980,000	2,153,250
Ami Semiconductor, Inc., 10.75%, 2/1/2013	485,000	562,600
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	970,000	1,069,425
Argo-Tech Corp., 8.625%, 10/1/2007	850,000	841,500
Atrium Companies, Inc., Series B, 10.5%, 5/1/2009	125,000	132,813
AutoNation, Inc., 9.0%, 8/1/2008	805,000	917,700
Avondale Mills, Inc., 144A, 10.25%, 7/1/2013	1,560,000	1,185,600
Browning-Ferris Industries:
7.4%, 9/15/2035	735,000	683,550
9.25%, 5/1/2021	470,000	486,450
Case New Holland, Inc., 144A, 9.25%, 8/1/2011	615,000	682,650
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	910,000	978,250
Collins & Aikman Products, 10.75%, 12/31/2011	1,640,000	1,377,600
Continental Airlines, Inc., 8.0%, 12/15/2005	405,000	392,850
Corrections Corp. of America, 9.875%, 5/1/2009	1,240,000	1,390,350
CP Ships Ltd., 10.375%, 7/15/2012	1,305,000	1,500,750
Dana Corp.:
7.0%, 3/1/2029	505,000	448,188
9.0%, 8/15/2011	1,120,000	1,251,600
DeCrane Aircraft Holdings, Inc., Series B, 12.0%, 9/30/2008	1,115,000	557,500
Delta Air Lines, Inc.:
7.7%, 12/15/2005	470,000	440,625
Series 02-1, 7.779%, 1/2/2012	313,447	268,269
7.9%, 12/15/2009	90,000	73,125
DIMON Subs, 6.25%, 3/31/2007	540,000	513,000
DRS Technologies, Inc., 144A, 6.875%, 11/1/2013	340,000	341,700
Eagle-Picher Industries, Inc., 144A, 9.75%, 9/1/2013	755,000	800,300
Evergreen International Aviation, 144A, 12.0%, 5/15/2010	710,000	624,800
Flextronics International Ltd., 144A, 6.5%, 5/15/2013	725,000	715,938
Golden State Petroleum Transportation, 8.04%, 2/1/2019	850,000	808,078
Hercules, Inc., 11.125%, 11/15/2007	2,384,000	2,765,440
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	655,000	723,775
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	865,000	966,638
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	495,000	542,025
Kansas City Southern, 9.5%, 10/1/2008	1,575,000	1,732,500
Metaldyne Corp.:
144A, 10.0%, 11/1/2013	700,000	682,500
11.0%, 6/15/2012	280,000	235,200
Millennium America, Inc.:
7.625%, 11/15/2026	3,095,000	2,646,225
9.25%, 6/15/2008	1,725,000	1,824,188
144A, 9.25%, 6/15/2008	865,000	914,738
Mobile Mini, Inc., 144A, 9.5%, 7/1/2013	1,000,000	1,095,000
Motors and Gears, Inc., 10.75%, 11/15/2006	665,000	545,300
Overseas Shipholding Group, 8.75%, 12/1/2013	445,000	480,600
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	1,555,000	77,750
Resolution Performance Products LLC, 13.5%, 11/15/2010	2,290,000	2,164,050
Seabulk International, Inc., 144A, 9.5%, 8/15/2013	1,095,000	1,127,850
Tech Olympic USA, Inc., 10.375%, 7/1/2012	935,000	1,023,825
Tenneco Automotive, Inc.:
Series B, 10.25%, 7/15/2013	355,000	392,275
11.625%, 10/15/2009	630,000	653,625
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	450,000	513,000
Westlake Chemical Corp., 144A, 8.75%, 7/15/2011	2,285,000	2,410,675
Xerox Corp.:
7.125%, 6/15/2010	605,000	617,100
7.625%, 6/15/2013	595,000	606,900
		48,286,140
Information Technology 1.0%
Cooperative Computing, 144A, 10.5%, 6/15/2011	435,000	469,800
Digitalnet, Inc., 144A, 9.0%, 7/15/2010	351,000	382,590
Globix Corp., 11.0%, 5/1/2008	88	75
Lucent Technologies, Inc.:
6.45%, 3/15/2029	1,340,000	1,035,150
7.25%, 7/15/2006	1,150,000	1,173,000
Telex Communications, Inc., 144A, 11.5%, 10/15/2008	520,000	538,200
		3,598,815
Materials 10.7%
Aqua Chemical, Inc., 11.25%, 7/1/2008	490,000	392,000
ARCO Chemical Co., 9.8%, 2/1/2020	3,535,000	3,163,825
Boise Cascade Co., 6.5%, 11/1/2010	145,000	148,154
Buckeye Technologies, Inc., 144A, 8.5%, 10/1/2013	685,000	715,825
Caraustar Industries, Inc., 9.875%, 4/1/2011	1,615,000	1,687,675
Cascades, Inc., 7.25%, 2/15/2013	765,000	799,425
Crown Cork & Seal, 8.0%, 4/15/2023	445,000	387,150
Dan River, Inc., 144A, 12.75%, 4/15/2009	1,030,000	288,400
Dayton Superior Corp.:
144A, 10.75%, 9/15/2008	805,000	839,213
13.0%, 6/15/2009	630,000	557,550
Equistar Chemicals LP:
8.75%, 2/15/2009	5,470,000	5,442,650
144A, 10.625%, 5/1/2011	305,000	318,725
Euramax International PLC, 144A, 8.5%, 8/15/2011	835,000	885,100
Fibermark, Inc., 10.75%, 4/15/2011	1,045,000	689,700
Foamex LP/Capital Corp., 10.75%, 4/1/2009	1,340,000	1,179,200
Fonda Group, 9.5%, 3/1/2007	190,000	161,500
Georgia-Pacific Corp.:
8.0%, 1/15/2014	460,000	494,500
8.875%, 2/1/2010	1,415,000	1,616,638
8.875%, 5/15/2031	1,705,000	1,811,563
9.375%, 2/1/2013	390,000	448,500
Debenture, 7.7%, 6/15/2015	2,935,000	3,052,400
Hexcel Corp., 144A, 9.75%, 1/15/2009	340,000	354,450
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	770,000	824,863
Huntsman International LLC:
10.125%, 7/1/2009	180,000	182,048
144A, 11.625%, 10/15/2010	380,000	364,800
IMC Global, Inc., 144A, 10.875%, 8/1/2013	2,140,000	2,209,550
Koppers Industry, Inc., 144A, 9.875%, 10/15/2013	600,000	633,000
Nalco Co., 144A, 7.75%, 11/15/2011	1,085,000	1,128,400
Neenah Corp.:
11.0%, 9/30/2010	330,000	358,050
144A, 13.0%, 9/30/2013	494,823	489,875
Omnova Solutions, Inc., 144A, 11.25%, 6/1/2010	450,000	483,750
Owens-Brockway Glass Container, 8.25%, 5/15/2013	1,045,000	1,102,475
Pliant Corp.:
11.125%, 9/1/2009	900,000	963,000
13.0%, 6/1/2010	355,000	339,025
Resolution Performance Products LLC, 9.5%, 4/15/2010	125,000	131,875
Rockwood Specialties Corp., 144A, 10.625%, 5/15/2011	650,000	698,750
Sweetheart Cup Co., Inc., 12.0%, 7/15/2004	545,000	543,638
Texas Industries, Inc., 144A, 10.25%, 6/15/2011	725,000	808,375
Toll Corp., 8.25%, 2/1/2011	510,000	566,100
Trimas Corp., 9.875%, 6/15/2012	1,085,000	1,090,425
United States Steel LLC, 9.75%, 5/15/2010	1,625,000	1,714,375
US Can Corp., Series B, 12.375%, 10/1/2010	705,000	590,438
		40,656,955
Telecommunication Services 8.3%
ACC Escrow Corp., 144A, 10.0%, 8/1/2011	2,520,000	2,746,800
Alamosa Delaware, Inc., 13.625%, 8/15/2011	195,000	187,200
Alamosa Holdings, Inc., Step-up Coupon, 0% to 2/15/2005, 12.875% to 2/15/2010	175,000	136,500
American Tower Corp., 9.375%, 2/1/2009	1,920,000	2,016,000
American Tower Escrow Corp., Zero Coupon, 8/1/2008	1,120,000	767,200
Century Communications Corp., 8.75%, 10/1/2007*	445,000	358,225
Cincinnati Bell, Inc. 144A:
7.25%, 7/15/2013	450,000	459,000
8.375%, 1/15/2014	1,645,000	1,696,406
Crown Castle International Corp., 9.375%, 8/1/2011	1,355,000	1,483,725
Dobson Communications Corp., 144A, 8.875%, 10/1/2013	1,115,000	1,131,725
Insight Midwest:
9.75%, 10/1/2009	895,000	912,900
10.5%, 11/1/2010	920,000	961,400
LCI International, Inc., 7.25%, 6/15/2007	975,000	877,500
Level 3 Communications, Inc.:
11.0%, 3/15/2008	785,000	761,450
Step-up Coupon, 0% to 12/01/2003, 10.50% to 12/01/2008	550,000	506,000
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	895,000	930,800
Nextel Communications, Inc.:
9.375%, 11/15/2009	220,000	239,800
9.5%, 2/1/2011	1,495,000	1,685,613
Nextel Partners, Inc.:
144A, 8.125%, 7/1/2011	1,595,000	1,638,863
11.0%, 3/15/2010	715,000	791,863
12.5%, 11/15/2009	160,000	185,600
Nortel Networks Corp., 7.4%, 6/15/2006	480,000	504,000
Qwest Capital Funding, Inc., 6.95%, 6/30/2010	1,000,000	997,625
Qwest Corp.:
5.625%, 11/15/2008	1,195,000	1,171,100
7.25%, 9/15/2025	1,765,000	1,659,100
Qwest Services Corp., 144A:
13.5%, 12/15/2010	930,000	1,085,775
14.0%, 12/15/2014	2,387,000	2,912,140
Rural Cellular Corp., 144A, 9.875%, 2/1/2010	715,000	713,213
Shaw Communications, Inc., 8.25%, 4/11/2010	480,000	530,400
Triton PCS, Inc., 8.5%, 6/1/2013	255,000	268,388
Western Wireless Corp., 144A, 9.25%, 7/15/2013	665,000	694,925
		31,011,236
Utilities 4.4%
AES Corp., 144A, 9.0%, 5/15/2015	510,000	545,700
Calpine Corp., 144A, 8.5%, 7/15/2010	3,530,000	3,229,950
CMS Energy Corp.:
7.5%, 1/15/2009	2,435,000	2,477,613
144A, 7.75%, 8/1/2010	965,000	981,888
8.5%, 4/15/2011	1,730,000	1,807,850
8.9%, 7/15/2008	360,000	379,800
El Paso Production Holding Corp., 144A, 7.75%, 6/1/2013	2,385,000	2,289,600
MSW Energy Holdings/Finance, 144A, 8.5%, 9/1/2010	430,000	460,100
PG&E Corp., 144A, 6.875%, 7/15/2008	625,000	662,500
Reliant Resources, Inc., 144A:
9.25%, 7/15/2010	750,000	671,250
9.5%, 7/15/2013	230,000	204,700
Sonat, Inc., 7.625%, 7/15/2011	920,000	775,100
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	1,180,000	1,244,900
Western Resources, Inc., 9.75%, 5/1/2007	540,000	614,925
		16,345,876
Total Corporate Bonds (Cost $276,323,933)		291,977,721

Foreign Bonds - US$ Denominated 14.5%
Antenna TV SA, 9.0%, 8/1/2007	2,860,000	2,774,200
Avecia Group PLC, 11.0%, 7/1/2009	915,000	850,950
Biovail Corp., 7.875%, 4/1/2010	1,045,000	1,026,713
Burns, Philp & Co., Ltd., 144A:
9.5%, 11/15/2010	130,000	136,500
9.75%, 7/15/2012	1,265,000	1,290,300
Conproca SA de CV, 12.0%, 6/16/2010	700,000	889,000
Corp Durango SA, 144A, 13.75%, 7/15/2009*	680,000	401,200
Crown Euro Holdings SA, 10.875%, 3/1/2013	1,280,000	1,459,200
Eircom Funding, 144A, 8.25%, 8/15/2013	920,000	1,000,500
Fage Dairy Industry SA, 9.0%, 2/1/2007	10,070,000	10,070,000
Federative Republic of Brazil, C Bond, 8.0%, 4/15/2014	3,447,948	3,228,111
Gerdau Ameristeel Corp., 144A, 10.375%, 7/15/2011	520,000	543,400
Grupo Elektra SA de CV, 12.0%, 4/1/2008	830,000	886,025
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	215,000	130,075
Innova S de R.L.:
144A, 9.375%, 9/19/2013	1,335,000	1,345,013
12.875%, 4/1/2007	545,107	561,460
LeGrand SA, 8.5%, 2/15/2025	650,000	682,500
Luscar Coal Ltd., 9.75%, 10/15/2011	790,000	890,725
Millicom International Cellular SA, 144A, 13.5%, 6/1/2006	536,000	548,060
Mobifon Holdings BV, 144A, 12.5%, 7/31/2010	1,445,000	1,593,113
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	895,000	881,575
Nortel Networks Corp., 6.125%, 2/15/2006	1,245,000	1,274,569
OAO Gazprom, 144A, 9.625%, 3/1/2013	1,665,000	1,806,525
PTC International Finance II SA, 11.25%, 12/1/2009	465,000	508,013
Republic of Argentina:
Series BGL4, 11.0%, 10/9/2006*	110,000	29,425
11.75%, 6/15/2015*	260,000	73,450
Series 2031, 12.0%, 6/19/2031*	307,400	79,924
12.375%, 2/21/2012*	100,000	28,250
Republic of Bulgaria, 144A, 8.25%, 1/15/2015	310,000	352,625
Republic of Turkey, 11.0%, 1/14/2013	50,000	58,563
Republic of Uruguay, 7.875%, 1/15/2033	625,000	418,750
Republic of Venezuela:
9.25%, 9/15/2027	465,000	374,325
144A, 10.75%, 9/19/2013	235,000	222,075
Royal Caribbean Cruises Ltd., 7.5%, 10/15/2027	690,000	641,700
Supercanal Holding SA, 144A, 11.5%, 5/15/2005*	1,600,000	51,589
Telus Corp., 8.0%, 6/1/2011	770,000	885,245
Tembec Industries, Inc., 144A, 8.5%, 2/1/2011	2,615,000	2,523,475
TFM SA de CV:
11.75%, 6/15/2009	1,575,000	1,586,813
10.25%, 6/15/2007	1,630,000	1,662,600
12.5%, 6/15/2012	1,465,000	1,611,500
Tyco International Group SA:
6.375%, 10/15/2011	1,085,000	1,128,400
6.75%, 2/15/2011	1,870,000	1,989,213
Ukraine Government, 144A, 7.65%, 6/11/2013	835,000	827,694
Vicap SA, 11.375%, 5/15/2007	1,155,000	1,120,350
Vitro SA de CV, 144A, 11.75%, 11/1/2013	755,000	730,463
Vivendi Universal SA, 144A:
6.25%, 7/15/2008	1,720,000	1,797,400
9.25%, 4/15/2010	820,000	953,250
Yell Finance BV, Step-up Coupon, 0% to 8/1/2006, 13.5% to 8/1/2011	374,000	340,340
Total Foreign Bonds - US$ Denominated (Cost $51,917,685)		54,265,146

Foreign Bonds - Non US$ Denominated 0.9%
EMI Group PLC, 144A, 8.625%, 10/15/2013 EUR	525,000	628,622
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	1,630,000	1,894,875
Republic of Argentina:
10.25%, 2/6/2049* EUR	1,677,037	458,146
10.5%, 11/29/2049* EUR	1,076,269	300,279
11.25%, 4/10/2006* EUR	71,581	20,221
12.0%, 9/19/2016* EUR	48,573	13,411
Total Foreign Bonds - Non US$ Denominated (Cost $2,468,125)		3,315,554

Convertible Bonds 2.1%
Aether Systems, 6.0%, 3/22/2005	355,000	347,900
Aristocrat Leisure Ltd., 144A, 5.0%, 5/31/2006	760,000	714,400
Aspen Technology, Inc., 5.25%, 6/15/2005	360,000	349,200
Conexant Systems, Inc., 4.0%, 2/1/2007	440,000	394,900
DIMON, Inc., 6.25%, 3/31/2007	2,475,000	2,351,250
Infineon Techonologies AG, Series IFX, 4.25%, 2/6/2007	850,000	937,533
Nortel Networks Corp., 4.25%, 9/1/2008	740,000	699,004
Parker Drilling Co., 5.5%, 8/1/2004	1,965,000	1,947,905
Total Convertible Bonds (Cost $7,327,748)		7,742,092
US Treasury Obligations 0.6%
US Treasury Bond, 5.375%, 2/15/2031 (Cost $2,487,346)	2,355,000	2,433,652

	Shares	Value ($)

Common Stocks 0.0%
ACP Holding Co., 144A*	104,433	52,216
SW Acquisition, 144A*	3,010	30
Total Common Stocks (Cost $75,462)		52,246

Warrants 0.0%
ACP Holding Co., 144A*	94,186	36,921
Asia Pulp & Paper Co., Ltd.*	1,230	0
Cable Satisfaction International, Inc., 144A*	810	0
Dayton Superior Corp.*	2,140	21
McLeodUSA, Inc.*	1	0
Travelcenters of America, Inc., 144A,*	5,415	54,150
Travelcenters of America, Inc.*	1,575	7,875
Total Warrants (Cost $40,034)		98,967

Preferred Stocks 0.8%
CSC Holdings, Inc.	3,590	376,053
Paxson Communications Corp.	168	1,579,200
TNP Enterprises, Inc.	10,129	997,662
Total Preferred Stocks (Cost $2,905,542)		2,952,915

Scudder High Income Plus Fund

	Shares	Value ($)

Convertible Preferred Stocks 0.4%
Hercules Trust II (Cost $1,340,861)	2,170	1,406,410

	Principal Amount ($)	Value ($)

Time Deposits 2.0%
State Street Euro Dollar Time Deposit, 0.5%, 11/3/2003 (Cost $7,567,000)	7,567,000	7,567,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $352,453,736) (a)	99.0	371,811,703
Other Assets and Liabilities, Net	1.0	3,908,969
Net Assets	100.0	375,720,672

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2003.
(a) The cost for federal income tax purposes was $353,593,580. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $18,218,123. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $23,027,950 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,809,827.
(b) Principal amount stated in US dollars unless otherwise noted.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers.

Currency Abbreviations
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of October 31, 2003
Assets	Scudder Fixed Income Fund	Scudder Short Duration Fund	Scudder High Income Plus Fund
Investments: Investments in securities, at value[a]	$ 1,202,242,742	$ 216,220,823	$ 371,811,703
Cash	878	6,659	772
Foreign currency, at value (cost $4,515)	-	-	4,514
Receivable for investments sold	34,264,189	7,117	7,724,059
Receivable for Fund shares sold	4,529,319	1,759,277	15,033
Interest receivable	10,410,590	1,125,053	8,875,742
Foreign tax recoverable	-	-	3,910
Other assets	61,680	38,228	18,278
Total assets	1,251,509,398	219,157,157	388,454,011
Liabilities
Payable for investments purchased	39,703,629	1,742,162	11,913,736
Payable for investments purchased - mortgage dollar rolls	50,955,203	-	-
Deferred mortgage dollar roll income	57,230	-	-
Payable for Fund shares redeemed	24,112,638	577,211	-
Dividends payable	447,662	29,346	351,334
Unrealized depreciation on forward currency exchange contracts	-	-	162,458
Accrued management fee	428,677	-	185,125
Other accrued expenses and payables	463,796	178,319	120,686
Total liabilities	116,168,835	2,527,038	12,733,339
Net assets, at value	$ 1,135,340,563	$ 216,630,119	$ 375,720,672
Net Assets
Net assets consist of: Undistributed net investment income (accumulated distributions in excess of net investment income)	148,430	(15,978)	(189,594)
Net unrealized appreciation (depreciation) on: Investments	18,524,337	(902,550)	19,357,967
Foreign currency related transactions	-	-	(161,933)
Accumulated net realized gain (loss)	3,671,109	185,174	(85,836,112)
Paid-in capital	1,112,996,687	217,363,473	442,550,344
Net assets, at value	$ 1,135,340,563	$ 216,630,119	$ 375,720,672

a Cost of $1,183,718,405, $217,123,373 and $352,453,736, respectively.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of October 31, 2003 (continued)
Net Asset Value	Scudder Fixed Income Fund	Scudder Short Duration Fund	Scudder High Income Plus Fund
Class A Net assets applicable to shares outstanding	$ 175,827,032	$ 51,653,894	$ -
Outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized	16,042,590	5,131,562	-
Net Asset Value and redemption price per share	$ 10.96	$ 10.07	$ -
Maximum offering price per share (100 / 95.5 of $10.96 and 100 / 97.25 of $10.07, respectively)	$ 11.48	$ 10.35	$ -
Class B Net assets applicable to shares outstanding	$ 43,210,539	$ 7,737,776	$ -
Outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized	3,941,747	768,656	-
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 10.96	$ 10.07	$ -
Class C Net assets applicable to shares outstanding	$ 53,743,756	$ 27,743,888	$ -
Outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized	4,904,101	2,757,657	-
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share	$ 10.96	$ 10.06	$ -
Maximum offering price per share (100 / 99 of $10.96 and 100 / 99 of $10.06, respectively)	$ 11.07	$ 10.16	$ -
Investment Class Net assets applicable to shares outstanding	$ 107,837,964	$ -	$ 10,457,843
Outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized	9,849,250	-	1,409,429
Net Asset Value, offering and redemption price per share	$ 10.95	$ -	$ 7.42(b)

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of October 31, 2003 (continued)
Class R Net assets applicable to shares outstanding	$ 9,901	$ -	$ -
Outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized	901	-	-
Net Asset Value, offering and redemption price per share	$ 10.99	$ -	$ -
Institutional Class Net assets applicable to shares outstanding	$ 754,711,371	$ 129,494,561	$ 18,143,629
Outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized	68,883,227	12,858,227	2,446,844
Net Asset Value, offering and redemption price per share	$ 10.96	$ 10.07	$ 7.42(b)
Premier Class Net assets applicable to shares outstanding	$ -	$ -	$ 347,119,200
Outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized	-	-	46,846,658
Net Asset Value, offering and redemption price per share	$ -	$ -	$ 7.41

(b) Redemption price per share for shares held less than 180 days of their purchase is equal to net asset value less a 2.00% redemption fee.
Statements of Operations for the year ended October 31, 2003
Investment Income	Scudder Fixed Income Fund	Scudder Short Duration Fund	Scudder High Income Plus Fund
Income: Interest	$ 53,351,426	$ 4,609,970	$ 38,506,066
Dividends	-	-	585,944
Total Income	53,351,426	4,609,970	39,092,010
Expenses: Management fee	4,310,105	575,546	1,933,979
Administrator service fee	1,293,043	172,380	458,342
Custodian	101,066	27,900	89,142
Auditing	56,377	60,564	53,091
Distribution and shareholder servicing fees	1,165,891	182,822	11,371
Legal	17,425	44,867	14,700
Trustees' fees and expenses	21,229	10,263	9,788
Reports to shareholders	68,283	18,715	14,652
Registration fees	46,830	34,674	31,806
Other	46,934	13,245	16,687
Total expenses, before expense reductions	7,127,183	1,140,976	2,633,558
Expense reductions	(138,115)	(275,489)	(663,165)
Total expenses, after expense reductions	6,989,068	865,487	1,970,393
Net investment income	46,362,358	3,744,483	37,121,617
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,212,367	489,049	24,098,574
Foreign currency related transactions	-	-	(501,467)
	3,212,367	489,049	23,597,107
Net unrealized appreciation (depreciation) during the period on: Investments	(3,622,312)	(1,223,588)	37,809,642
Foreign currency related transactions	-	-	(132,147)
	(3,622,312)	(1,223,588)	37,677,495
Net gain (loss) on investment transactions	(409,945)	(734,539)	61,274,602
Net increase (decrease) in net assets resulting from operations	$ 45,952,413	$ 3,009,944	$ 98,396,219

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Scudder Fixed Income Fund
Increase (Decrease) in Net Assets	Years Ended October 31,
	2003	2002
Operations: Net investment income	$ 46,362,358	$ 46,038,953
Net realized gain (loss) on investment transactions	3,212,367	19,301,943
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,622,312)	(19,414,099)
Net increase (decrease) in net assets resulting from operations	45,952,413	45,926,797
Distributions to shareholders from: Net investment income: Class A	(4,019,052)	(80,683)
Class B	(993,231)	(33,997)
Class C	(1,193,538)	(33,274)
Investment Class	(4,712,248)	(3,041,827)
Institutional Class	(34,073,507)	(43,064,320)
Net realized gains: Class A	(430,690)	-
Class B	(205,163)	-
Class C	(238,233)	-
Investment Class	(1,478,850)	-
Institutional Class	(10,099,312)	-
Fund share transactions: Proceeds from shares sold	761,771,119	467,669,565
Reinvestment of distributions	48,876,294	41,621,153
Cost of shares redeemed	(543,348,530)	(403,110,841)
Net increase (decrease) in net assets from Fund share transactions	267,298,883	106,179,877
Increase (decrease) in net assets	255,807,472	105,852,573
Net assets at beginning of period	879,533,091	773,680,518
Net assets at end of period (includes undistributed net income and accumulated distributions in excess of net investment income of $148,430 and $126,824, respectively)	$ 1,135,340,563	$ 879,533,091

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Scudder Short Duration Fund
Increase (Decrease) in Net Assets	Years Ended October 31,
	2003	2002
Operations: Net investment income	$ 3,744,483	$ 1,858,541
Net realized gain (loss) on investment transactions	489,049	471,836
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,223,588)	(200,377)
Net increase (decrease) in net assets resulting from operations	3,009,944	2,130,000
Distributions to shareholders from: Net investment income Class A	(553,054)	-
Class B	(46,944)	-
Class C	(183,708)	-
Institutional Class	(3,191,718)	(1,930,814)
Net realized gains - Institutional Class	(476,225)	(75,524)
Fund share transactions: Proceeds from shares sold	209,406,545	79,965,119
Reinvestment of distributions	3,730,307	1,078,963
Cost of shares redeemed	(70,808,853)	(43,633,267)
Net increase (decrease) in net assets from Fund share transactions	142,327,999	37,410,815
Increase (decrease) in net assets	140,886,294	37,534,477
Net assets at beginning of period	75,743,825	38,209,348
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $15,978 and $6,282, respectively)	$ 216,630,119	$ 75,743,825

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Scudder High Income Plus Fund
Increase (Decrease) in Net Assets	Years Ended October 31,
	2003	2002
Operations: Net investment income	$ 37,121,617	$ 37,305,198
Net realized gain (loss) on investment transactions	23,597,107	(50,702,131)
Net unrealized appreciation (depreciation) on investment transactions during the period	37,677,495	2,783,659
Net increase (decrease) in net assets resulting from operations	98,396,219	(10,613,274)
Distributions to shareholders from: Net investment income: Investment Class	(473,697)	(475,313)
Institutional Class	(1,946,689)	(2,170,520)
Premier Class	(34,692,279)	(34,433,768)
Fund share transactions: Proceeds from shares sold	95,402,265	123,417,118
Reinvestment of distributions	36,247,944	39,943,153
Cost of shares redeemed	(159,042,022)	(125,027,915)
Redemption fees	16,540	52,950
Net increase (decrease) in net assets from Fund share transactions	(27,375,273)	38,385,306
Increase (decrease) in net assets	33,908,281	(9,307,569)
Net assets at beginning of period	341,812,391	351,119,960
Net assets at end of period (including accumulated distributions in excess of net investment income of $189,594 and $1,004,393, respectively)	$ 375,720,672	$ 341,812,391

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Fixed Income Fund

Class A
Years Ended October 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.08	$ 10.92
Income (loss) from investment operations: Net investment income[b]	.46	.17
Net realized and unrealized gain (loss) on investment transactions	.03[c]	.18
Total from investment operations	.49	.35
Less distributions from: Net investment income	(.45)	(.19)
Net realized gains on investment transactions	(.16)	-
Total distributions	(.61)	(.19)
Net asset value, end of period	$ 10.96	$ 11.08
Total Return (%)[d]	4.43	3.29**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	176	19
Ratio of expenses before expense reductions (%)	.80	.83*
Ratio of expenses after expense reductions (%)	.80	.79*
Ratio of net investment income (%)	4.15	4.82*
Portfolio turnover rate (%)	290	152
[a] For the period from June 28, 2002 (commencement of sales of Class A shares) to October 31, 2002.
[b] Based on average shares outstanding during the period.
[c] The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Fixed Income Fund

Class B
Years Ended October 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.08	$ 10.92
Income (loss) from investment operations: Net investment income[b]	.38	.14
Net realized and unrealized gain (loss) on investment transactions	.02[c]	.18
Total from investment operations	.40	.32
Less distributions from: Net investment income	(.36)	(.16)
Net realized gains on investment transactions	(.16)	-
Total distributions	(.52)	(.16)
Net asset value, end of period	$ 10.96	$ 11.08
Total Return (%)[d]	3.64	3.04e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	9
Ratio of expenses before expense reductions (%)	1.49	1.58*
Ratio of expenses after expense reductions (%)	1.49	1.54*
Ratio of net investment income (%)	3.46	4.07*
Portfolio turnover rate (%)	290	152
[a] For the period from June 28, 2002 (commencement of sales of Class B shares) to October 31, 2002.
[b] Based on average shares outstanding during the period.
[c] The amount of net realized and unrealized gain shown for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Scudder Fixed Income Fund

Class C
Years Ended October 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.08	$ 10.92
Income (loss) from investment operations: Net investment income[b]	.38	.15
Net realized and unrealized gain (loss) on investment transactions	.02[c]	.17
Total from investment operations	.40	.32
Less distributions from: Net investment income	(.36)	(.16)
Net realized gains on investment transactions	(.16)	-
Total distributions	(.52)	(.16)
Net asset value, end of period	$ 10.96	$ 11.08
Total Return (%)[d]	3.73	2.96**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54	11
Ratio of expenses before expense reductions (%)	1.55	1.58*
Ratio of expenses after expense reductions (%)	1.54	1.54*
Ratio of net investment income (%)	3.41	4.07*
Portfolio turnover rate (%)	290	152
[a] For the period from June 28, 2002 (commencement of sales of Class C shares) to October 31, 2002.
[b] Based on average shares outstanding during the period.
[c] The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales changes.
* Annualized
** Not annualized

Scudder Fixed Income Fund

Investment Class
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 11.09	$ 11.12	$ 10.24	$ 10.17	$ 10.88
Income (loss) from investment operations:
Net investment income	.47[a]	.59[a]	.64	.59	.61
Net realized and unrealized gain (loss) on investment transactions	.02[b]	(.03)	.88	.07	(.54)
Total from investment operations	.49	.56	1.52	.66	.07
Less distributions from: Net investment income	(.47)	(.59)	(.64)	(.59)	(.61)
Net realized gains on investment transactions	(.16)	-	-	-	(.17)
Total distributions	(.63)	(.59)	(.64)	(.59)	(.78)
Net asset value, end of period	$ 10.95	$ 11.09	$ 11.12	$ 10.24	$ 10.17
Total Return (%)[c]	4.58	5.24	15.39	7.19	.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	108	95	34	13	7
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.75	.81	.81	.79	.80
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.66	.80	.80	.79	-
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.66	.80	.80	.79	.80
Ratio of net investment income (%)	4.29	5.35	5.95	6.40	5.86
Portfolio turnover rate (%)	290	152	161	116	157
[a] Based on average shares outstanding during the period.
[b] The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[c] Total return would have been lower had certain expenses not been reduced.

Scudder Fixed Income Fund

Class R
2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.07
Income (loss) from investment operations: Net investment income[b]	.04
Net realized and unrealized gain (loss) on investment transactions	(.12)
Total from investment operations	(.08)
Net asset value, end of period	$ 10.99
Total Return (%)[c]	(.72)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.01
Ratio of expenses before expense reductions (%)	1.05*
Ratio of expenses after expense reductions (%)	1.05*
Ratio of net investment income (%)	3.62*
Portfolio turnover rate (%)	290
[a] For the period from October 1, 2003 (commencement of sales of Class R shares) to October 31, 2003.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Scudder Fixed Income Fund

Institutional Class
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 11.08	$ 11.12	$ 10.24	$ 10.17	$ 10.88
Income (loss) from investment operations:
Net investment income	.49[a]	.61[a]	.67	.67	.64
Net realized and unrealized gain (loss) on investment transactions	.03[b]	(.03)	.88	.07	(.54)
Total from investment operations	.52	.58	1.55	.74	.10
Less distributions from: Net investment income	(.48)	(.62)	(.67)	(.67)	(.64)
Net realized gains on investment transactions	(.16)	-	-	-	(.17)
Total distributions	(.64)	(.62)	(.67)	(.67)	(.81)
Net asset value, end of period	$ 10.96	$ 11.08	$ 11.12	$ 10.24	$ 10.17
Total Return (%)[c]	4.70	5.49	15.56	7.55	.86
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	755	745	740	804	1,259
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.55	.56	.56	.54	.55
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.55	.55	.55	.54	-
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.55	.55	.55	.54	.55
Ratio of net investment income (%)	4.40	5.60	6.26	6.60	6.08
Portfolio turnover rate (%)	290	152	161	116	157
[a] Based on average shares outstanding during the period.
[b] The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2003 does not correspond with the aggregate net loss on investements for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[c] Total return would have been lower had certain expenses not been reduced.

Scudder Short Duration Fund

Class A
2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.09
Income (loss) from investment operations: Net investment income[b]	.17
Net realized and unrealized gain (loss) on investment transactions	(.02)
Total from investment operations	.15
Less distributions from: Net investment income	(.17)
Net asset value, end of period	$ 10.07
Total Return (%)[c]	1.52**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52
Ratio of expenses before expense reductions (%)	.90*
Ratio of expenses after expense reductions (%)	.55*
Ratio of net investment income (%)	2.57*
Portfolio turnover rate (%)	322
[a] For the period from February 28, 2003 (commencement of sales of Class A shares) to October 31, 2003.
[b] Based on average shares outstanding during period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Short Duration Fund

Class B
2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.09
Income (loss) from investment operations: Net investment income[b]	.13
Net realized and unrealized gain (loss) on investment transactions	(.02)
Total from investment operations	.11
Less distributions from: Net investment income	(.13)
Net asset value, end of period	$ 10.07
Total Return (%)[c]	1.10**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8
Ratio of expenses before expense reductions (%)	1.64*
Ratio of expenses after expense reductions (%)	1.16*
Ratio of net investment income (%)	1.89*
Portfolio turnover rate (%)	322
[a] For the period from February 28, 2003 (commencement of sales of Class B shares) to October 31, 2003.
[b] Based on average shares outstanding during period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Short Duration Fund

Class C
2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.09
Income (loss) from investment operations: Net investment income[b]	.13
Net realized and unrealized gain (loss) on investment transactions	(.03)
Total from investment operations	.10
Less distributions from: Net investment income	(.13)
Net asset value, end of period	$ 10.06
Total Return (%)[c]	1.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28
Ratio of expenses before expense reductions (%)	1.64*
Ratio of expenses after expense reductions (%)	1.15*
Ratio of net investment income (%)	1.90*
Portfolio turnover rate (%)	322
[a] For the period from February 28, 2003 (commencement of sales of Class C shares) to October 31, 2003.
[b] Based on average shares outstanding during period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Short Duration Fund

Institutional Class
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.17	$ 10.18	$ 9.97	$ 9.96	$ 10.13
Income (loss) from investment operations:
Net investment income	.27[a]	.40[a]	.60	.63	.59
Net realized and unrealized gain (loss) on investment transactions	.01	.07	.21	.01	(.14)
Total from investment operations	.28	.47	.81	.64	.45
Less distributions from: Net investment income	(.31)	(.46)	(.60)	(.63)	(.60)
Net realized gains on investment transactions	(.07)	(.02)	-	-	(.02)
Total distributions	(.38)	(.48)	(.60)	(.63)	(.62)
Net asset value, end of period	$ 10.07	$ 10.17	$ 10.18	$ 9.97	$ 9.96
Total Return (%)[b]	2.80	4.71	8.39	6.63	4.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	129	76	38	34	27
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.68	.76	.80	.87	1.29
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.55	.55	.55	.55	-
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.55	.55	.55	.55	.55
Ratio of net investment income (%)	2.70	3.93	5.97	6.35	6.03
Portfolio turnover rate (%)	322	211	129	89	142
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Scudder High Income Plus Fund

Investment Class
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 6.32	$ 7.24	$ 8.23	$ 9.07	$ 8.71
Income (loss) from investment operations:
Net investment income	.65[a]	.71[a]	.94	1.10	1.00
Net realized and unrealized gain (loss) on investment transactions	1.09	(.92)	(.91)	(.84)	.36
Total from investment operations	1.74	(.21)	.03	.26	1.36
Less distributions from: Net investment income	(.64)	(.71)	(.96)	(1.10)	(1.00)
Net realized gains on investment transactions	-	-	(.06)	-	-
Total distributions	(.64)	(.71)	(1.02)	(1.10)	(1.00)
Redemption fees	.00*	.00*	-	-	-
Net asset value, end of period	$ 7.42	$ 6.32	$ 7.24	$ 8.23	$ 9.07
Total Return (%)[b]	28.59	(3.21)	.29	2.34	16.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	4	5	3	3
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.88	.95	1.11	.96	1.00
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.72	.90	.90	.91	-
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.72	.90	.90	.90	.90
Ratio of net investment income (%)	9.38	10.25	12.12	12.96	11.24
Portfolio turnover rate (%)	143	132	175[c]	151	180
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Scudder High Income Plus Fund

Institutional Class
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 6.32	$ 7.25	$ 8.23	$ 9.08	$ 8.71
Income (loss) from investment operations:
Net investment income	.66[a]	.73[a]	1.01	1.12	1.03
Net realized and unrealized gain (loss) on investment transactions	1.10	(.93)	(.95)	(.85)	.37
Total from investment operations	1.76	(.20)	.06	.27	1.40
Less distributions from: Net investment income	(.66)	(.73)	(.98)	(1.12)	(1.03)
Net realized gains on investment transactions	-	-	(.06)	-	-
Total distributions	(.66)	(.73)	(1.04)	(1.12)	(1.03)
Redemption fees	.00*	.00*	-	-	-
Net asset value, end of period	$ 7.42	$ 6.32	$ 7.25	$ 8.23	$ 9.08
Total Return (%)[b]	28.76	(3.07)	.68	2.45	16.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	18	16	30	318
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.68	.70	.86	.72	.75
Ratio of expenses after expense reductions (including expense paid by the Fund) (%)	.62	.65	.65	.68	-
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.62	.65	.65	.65	.65
Ratio of net investment income (%)	9.48	10.50	12.44	12.29	11.37
Portfolio turnover rate (%)	143	132	175[c]	151	180
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Scudder High Income Plus Fund

Premier Class
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.32	$ 7.24	$ 8.23
Income (loss) from investment operations:
Net investment income	.67[b]	.74[b]	.98
Net realized and unrealized gain (loss) on investment transactions	1.09	(.92)	(.92)
Total from investment operations	1.76	(.18)	.06
Less distributions from: Net investment income	(.67)	(.74)	(.99)
Net realized gains on investment transactions	-	-	(.06)
Total distributions	(.67)	(.74)	(1.05)
Redemption fees	.00***	.00***	-
Net asset value, end of period	$ 7.41	$ 6.32	$ 7.24
Total Return (%)[c]	28.95	(2.83)	.68**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	347	320	331
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.68	.70	.71*
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.50	.50	.50*
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.50	.50	.50*
Ratio of net investment income (%)	9.60	10.65	12.53*
Portfolio turnover rate (%)	143	132	175[d]
[a] Commencement of sales of Premier Class shares was October 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Fixed Income Fund, Short Duration Fund, formerly "Short-Term Fixed Income Fund," and High Income Plus Fund ("Scudder Fixed Income Fund", "Scudder Short Duration Fund" and "Scudder High Income Plus Fund," each a "Fund" and collectively the "Funds"), each a diversified series of Scudder MG Investments Trust (the "Trust"), formerly Morgan Grenfell Investment Trust, are registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as open-end management investment companies. The Trust is organized as a business trust under the laws of the state of Delaware.

The Fixed Income Fund offers six classes of shares to investors: Class A, Class B, Class C, Institutional Class, Class R and Investment Class. The Short Duration Fund offers four classes of shares to investors: Class A, Class B, Class C and Institutional Class. The High Income Plus Fund offers three classes of shares to investors: Investment Class, Institutional Class and Premier Class.

These multiple classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Investment Class and Class R shares are not subject to any sales charges. Institutional Class shares and Premier Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of each Fund have equal rights with respect to voting subject to class-specific arrangements.

Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by each Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Funds. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

The custodian or agent bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Foreign Currency Translations. The books and records of each Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The High Income Plus Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Fixed Income Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Short Sales. The High Income Plus and Short Duration Funds may sell securities they do not own in an attempt to profit from an anticipated decline in their value or in order to hedge portfolio positions. Both Funds borrow securities to complete the transaction. Both Funds maintain collateral with the lender of the securities in the form of cash and/or liquid securities. At October 31, 2003, there were no securities sold short.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provisions were required.

At October 31, 2003, the High Income Plus Fund had a net tax basis capital loss carryforward of approximately $84,696,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($34,436,000) and October 31, 2010 ($50,260,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of each Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to securities sold at a loss and forward foreign currency commitments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2003, each Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

	Fixed Income Fund	Short Duration Fund	High Income Plus Fund
Undistributed ordinary income*	$ 7,814,414	$ 229,398	$ -
Undistributed net long-term capital gains	$ -	$ -	$ -
Capital loss carryforwards	$ -	$ -	$ (84,696,000)
Net unrealized appreciation (depreciation) on investments	$ 15,040,990	$ (932,919)	$ 18,218,123

In addition, during the year ended October 31, 2003, the tax character of distributions paid to shareholders by each Fund is summarized as follows:

	Fixed Income Fund	Short Duration Fund	High Income Plus Fund
Distributions from ordinary income*	$ 47,419,989	$ 4,399,972	$ 37,112,665
Distributions from long-term capital gains	$ 10,023,835	$ 51,677	$ -

In addition, during the year ended October 31, 2002, the tax character of distributions paid to shareholders by each Fund is summarized as follows:

	Fixed Income Fund	Short Duration Fund	High Income Plus Fund
Distributions from ordinary income*	$ 46,254,101	$ 2,002,156	$ 37,079,601
Distributions from long-term capital gains	$ -	$ 4,182	$ -

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares of the High Income Plus Fund held by Investment Class and Institutional Class shareholders for less than 180 days, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments, US Treasury Obligations and mortgage dollar roll transactions ) were as follows:

	Purchases	Sales
Fixed Income Fund	$ 1,513,617,614	$ 1,174,029,001
Short Duration Fund	$ 286,634,365	$ 160,225,384
High Income Plus Fund	$ 535,171,247	$ 567,148,020

Purchases and sales of US Treasury Obligations were as follows:

	Purchases	Sales
Fixed Income Fund	$ 1,541,130,375	$ 1,582,632,918
Short Duration Fund	$ 291,617,051	$ 280,026,817
High Income Plus Fund	$ 7,132,481	$ 5,463,639

Purchases and sales of Mortgage dollar roll transactions were as follows:

	Purchases	Sales
Fixed Income Fund	$ 276,036,232	$ 277,017,012

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor and Administrator for each Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement (the "Investment Advisory Agreement"), the Advisor directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Fund. The management fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.40% of the Fixed Income Fund's and Short Duration Fund's respective average daily net assets and 0.50% of the High Income Plus Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, for the High Income Plus Fund for the year ended October 31, 2003, the Advisor has agreed to a fee waiver of 0.06% of the average daily net assets.

Administrator Service Fee. For its services as Administrator, DeAM, Inc. receives a fee (the "Administrator Service Fee") of 0.12% of the average daily net assets of each Fund, computed and accrued daily and payable monthly. Effective October 1, 2003, High Income Plus Fund's Premier Class Administrator Service Fee changed from 0.12% to 0.10%, which was equal to an effective rate of 0.12% for the year ended October 31, 2003. For the year ended October 31, 2003, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at October 31, 2003
Fixed Income Fund	$ 1,293,043	$ 118,516
Short Duration Fund	$ 172,380	$ 21,745
High Income Plus Fund	$ 458,342	$ 29,392

For the Fixed Income Fund, for the year ended October 31, 2003, the Advisor and Administrator agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of the Investment Class and the Institutional Class at 0.80% and 0.55%, respectively. For the period November 1, 2002 through January 31, 2003, the Advisor and Administrator agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of Classes A, B and C at 0.79%, 1.54% and 1.54%, respectively. For the period February 1, 2003 through October 31, 2003, the Advisor and Administrator agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of Classes A, B and C at 0.80%, 1.55% and 1.55%, respectively. For the period October 1, 2003 through October 31, 2003, the Advisor and Administrator agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of Class R at 1.05%.

For the Short Duration Fund, for the year ended October 31, 2003, the Advisor and Administrator agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of the Institutional Class at 0.55%. For the period from February 28, 2003 (commencement of sales of Class A, B and C shares) through March 26, 2003, the Advisor and Administrator agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of Classes A, B and C at 0.80%, 1.55% and 1.55%, respectively. For the period from March 27, 2003 through April 10, 2003, the Advisor and Administrator voluntarily agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of Classes A, B and C at 0.55%, 1.30% and 1.30%, respectively. For the period April 11, 2003 through October 31, 2003, the Advisor and Administrator voluntarily agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of Classes A, B and C at 0.55%, 1.15% and 1.15%, respectively.

For the High Income Plus Fund, for the year ended October 31, 2003, the Advisor and Administrator agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of the Investment Class, Institutional Class and Premier Class at 0.90%, 0.65% and 0.50%, respectively.

Under these agreements, the Advisor and Administrator waived and absorbed $46,811, $275,489 and $657,881 of expenses of the Fixed Income Fund, Short Duration Fund and High Income Plus Fund, respectively.

In addition, the Advisor waived $91,304 and $5,284 for the Investment Class of the Fixed Income Fund and the High Income Plus Fund, respectively, relating to prior period Shareholder Servicing Fees.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A and Class R shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2003
Fixed Income Fund
Class A	$ 265,120	$ 37,739
Class B	240,103	27,471
Class C	290,587	34,386
Class R	2	2
	$ 795,812	$ 99,598
Short Duration Fund
Class A*	$ 56,461	$ 21,279
Class B*	19,423	4,841
Class C*	75,345	1,560
	$ 151,229	$ 27,680

* For the period from February 28, 2003 (commencement of sales Class A, B, C shares) to October 31, 2003.

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C, Investment Class and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at October 31, 2003	Effective Rate
Fixed Income Fund
Class B	$ 59,763	$ 5,220.17%
Class C	96,818	12,547.25%
Investment Class	213,496	213,496.19%
Class R	2	2.25%
	$ 370,079	$ 231,265
Short Duration Fund
Class B	$ 6,475	$ 3,651.25%
Class C	25,118	15,182.25%
	$ 31,593	$ 18,833
High Income Plus Fund
Investment Class	$ 11,371	$ 10,046.21%

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Class A, B and C shares of the Fixed Income Fund and the Short Duration Fund. Underwriting commissions paid in connection with the distribution of Class A and Class C shares of the Fixed Income Fund for the year ended October 31, 2003 aggregated $104,796 and $731, respectively. Underwriting commissions paid in connection with the distribution of Class A and Class C shares of the Short Duration Fund from February 28, 2003, (commencement of Class A and C shares) to October 31, 2003 aggregated $40,432 and $515, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2003, the CDSC for Class B and C shares of the Fixed Income Fund aggregated $70,950 and $28,031, respectively. For the period from February 28, 2003, (commencement of Class B and C shares,) to October 31, 2003, the CDSC for the Class B and C shares of the Short Duration Fund aggregated $7,164 and $6,554, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2003, for Fixed Income Fund and Short Duration Fund, SDI received $5,327 and $531, respectively.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Share Transactions

Scudder Fixed Income Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	17,359,885	$ 192,900,052	1,833,099	$ 20,418,507*
Class B	3,971,890	43,877,649	876,001	9,771,838*
Class C	5,011,741	55,409,143	996,410	11,089,852*
Investment Class	8,479,709	93,690,720	8,948,342	98,172,290
Class R**	901	10,000	-	-
Institutional Class	34,252,044	375,883,555	30,082,045	328,217,078
		$ 761,771,119		$ 467,669,565
Shares issued to shareholders in reinvestment of distributions
Class A	249,190	$ 2,749,619	5,933	$ 66,021*
Class B	69,226	763,689	1,952	21,708*
Class C	90,506	997,952	2,607	28,975*
Investment Class	533,685	5,878,962	278,815	3,060,781
Institutional Class	3,492,075	38,486,072	3,513,469	38,443,668
		$ 48,876,294		$ 41,621,153
Shares redeemed
Class A	(3,320,855)	$ (36,608,679)	(84,662)	$ (950,362)*
Class B	(952,224)	(10,488,933)	(25,098)	(279,065)*
Class C	(1,191,224)	(13,076,963)	(5,939)	(65,371)*
Investment Class	(7,726,913)	(85,818,563)	(3,708,215)	(40,792,432)
Institutional Class	(36,054,661)	(397,355,392)	(32,910,861)	(361,023,611)
		$ (543,348,530)		$ (403,110,841)
Net increase (decrease)
Class A	14,288,220	$ 159,040,992	1,754,370	$ 19,534,166*
Class B	3,088,892	34,152,405	852,855	9,514,481*
Class C	3,911,023	43,330,132	993,078	11,053,456*
Investment Class	1,286,481	13,751,119	5,518,942	60,440,639
Class R**	901	10,000	-	-
Institutional Class	1,689,458	17,014,235	684,653	5,637,135
		$ 267,298,883		$ 106,179,877

* For the period from June 28, 2002 (commencement of sales of Class A, B, C shares) to October 31, 2002.
** For the period from October 1, 2003 (commencement of sales of Class R shares) to October 31, 2003.

Scudder Short Duration Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A*	7,799,741	$ 78,868,451	-	-
Class B*	887,361	8,977,895	-	-
Class C*	2,991,839	30,274,437	-	-
Institutional Class	9,021,664	91,285,762	7,909,211	79,965,119
		$ 209,406,545		$ 79,965,119
Shares issued to shareholders in reinvestment of distributions
Class A*	29,117	$ 294,375	-	$ -
Class B*	4,030	40,701	-	-
Class C*	12,328	124,592	-	-
Institutional Class	323,295	3,270,639	106,361	1,078,963
		$ 3,730,307		$ 1,078,963
Shares redeemed
Class A*	(2,697,296)	$ (27,288,379)	-	$ -
Class B*	(122,735)	(1,240,379)	-	-
Class C*	(246,510)	(2,485,174)	-	-
Institutional Class	(3,932,439)	(39,794,921)	(4,323,346)	(43,633,267)
		$ (70,808,853)		$ (43,633,267)
Net increase (decrease)
Class A*	5,131,562	$ 51,874,447	-	$ -
Class B*	768,656	7,778,217	-	-
Class C*	2,757,657	27,913,855	-	-
Institutional Class	5,412,520	54,761,480	3,692,226	37,410,815
		$ 142,327,999		$ 37,410,815

* For the period from February 28, 2003 (commencement of sales of Class A, B, C shares) to October 31, 2003.

Scudder High Income Plus Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Investment Class	1,099,317	$ 7,882,658	599,199	$ 4,278,945
Institutional Class	1,092,945	7,626,792	2,440,505	17,470,594
Premier Class	11,850,788	79,892,815	14,882,139	101,667,579
		$ 95,402,265		$ 123,417,118
Shares issued to shareholders in reinvestment of distributions
Investment Class	64,320	$ 453,070	65,981	$ 460,857
Institutional Class	230,103	1,604,504	297,497	2,077,184
Premier Class	4,903,771	34,190,370	5,381,526	37,405,112
		$ 36,247,944		$ 39,943,153
Shares redeemed
Investment Class	(333,744)	$ (2,324,646)	(711,867)	$ (5,026,576)
Institutional Class	(1,768,247)	(12,529,318)	(2,017,559)	(13,954,235)
Premier Class	(20,506,970)	(144,188,058)	(15,348,220)	(106,047,104)
		$ (159,042,022)		$ (125,027,915)
Redemption fees		$ 16,540		$ 52,950
Net increase (decrease)
Investment Class	829,893	$ 6,017,869	(46,687)	$ (247,815)
Institutional Class	(445,199)	(3,288,269)	720,443	5,607,534
Premier Class	(3,752,411)	(30,104,873)	4,915,445	33,025,587
		$ (27,375,273)		$ 38,385,306

E. Forward Foreign Currency Commitments

The Scudder High Income Plus Fund had the following open contracts at October 31, 2003:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized (Depreciation)
USD	318,786	EUR	272,700	12/10/2003	$ (2,100)
EUR	3,431,652	USD	3,727,479	12/10/2003	(153,182)
EUR	168,475	USD	191,411	12/10/2003	(4,239)
EUR	815,690	USD	944,324	12/10/2003	(2,937)
Total Unrealized Depreciation					$ (162,458)

Currency Abbreviations
EUR	Euro	USD	US Dollars

F. Line of Credit

Effective April 11, 2003 through October 31, 2003 for Fixed Income Fund and Short Duration Fund and through October 15, 2003 for High Income Fund, each Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Scudder Fixed Income Fund may borrow up to a maximum of 10 percent of its net assets under the agreement. Scudder Short Duration Fund and Scudder High Income Plus Fund may each borrow up to a maximum of 33 percent of its net assets under the agreement.

Prior to April 11, 2003, each Fund and several other affiliated funds (the "Participants") shared in a $50 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, which included the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 1.0 percent.

G. Credit Facility

Effective October 16, 2003, the High Income Plus Fund entered into a revolving credit facility administered by Fleet National Bank not to exceed $25 million at any one time and which is available until October 14, 2004. The Fund is charged an annual commitment fee. Interest is calculated at the Federal Funds Rate or LIBOR Rate plus 0.625 percent. During the year ended October 31, 2003, the High Income Plus Fund had no borrowings on the credit facility.

Report of Independent Auditors

To the Trustees of Scudder MG Investments Trust and Shareholders of Fixed Income Fund, Short Duration Fund and High Income Plus Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fixed Income Fund, Short Duration Fund (formerly Short-Term Fixed Income Fund), and High Income Plus Fund (three of the Funds comprising Scudder MG Investments Trust (formerly Morgan Grenfell Investment Trust), hereafter referred to as the "Funds") at October 31, 2003, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts December 24, 2003

Tax Information (Unaudited)

The amounts may differ from elsewhere in this report because of differences between tax and financial reporting requirements.

Taxpayers filing on a calendar year basis will receive tax information for the 2003 calendar year after year end.

Scudder Fixed Income Fund and Scudder Short Duration Fund paid distributions of $.13 and $.008 per share, respectively, from net long-term capital gains during its year ended October 31, 2003, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, Scudder Short Duration Fund designates $950, as capital gain dividends for its year ended October 31, 2003, of which 100% represents 15% rate gains.

Shareholder Meeting Results

Scudder High Income Plus Fund

A Special Meeting of Shareholders of Scudder High Income Plus Fund (a "DeAM, Inc. fund"), a series of Scudder MG Investments Trust (the "Trust"), was held on October 1, 2003. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a modification to the fund's fundamental investment restriction on borrowing.

Affirmative	Against	Abstain
29,295,865	9,185,454	26,346

Trustees and Officers

Independent Trustees
Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2000 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66
Martin J. Gruber 7/15/37 Trustee since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Trustee since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management) (1994-2002).	66
Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Trustee since 1993	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).	66
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Interested Trustee
Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 2002	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
201

Officers
Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[4] 7/17/45 Chief Executive Officer since 2003	See information presented under Interested Director.
Brenda Lyons[5] 2/21/63 President, 2003-present	Managing Director, Deutsche Asset Management
Daniel O. Hirsch 3/27/54 Vice President since 2001 and Secretary since 1999	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present). Formerly, Director, John Hancock Signature Services (1992-2000).
Charles A. Rizzo[5] 8/5/57 Treasurer and Chief Financial Officer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Lucinda H. Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[5] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
John Millette[5] 8/23/62 Assistant Secretary since 2003	Director, Deutsche Asset Management.
Caroline Pearson[5] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder MG Investments Trust of which each fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice-President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C, Investment, Institutional and Premier

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

		Scudder Fixed Income Fund	Scudder Short Duration Fund	Scudder High Income Plus Fund
Class A	Nasdaq Symbol	SFXAX	SDUAX	N/A
	CUSIP Number	81116P 824	81116P 758	N/A
	Fund Number	493	434	N/A
Class B	Nasdaq Symbol	SFXBX	SDUBX	N/A
	CUSIP Number	81116P 816	81116P 741	N/A
	Fund Number	693	634	N/A
Class C	Nasdaq Symbol	SFXCX	SDUCX	N/A
	CUSIP Number	81116P 790	81116P 733	N/A
	Fund Number	793	734	N/A
Class R	Nasdaq Symbol	SFXRF	N/A	N/A
	CUSIP Number	81116P-568	N/A	N/A
	Fund Number	1504	N/A	N/A
Investment Class	Nasdaq Symbol	MFISX	N/A	MGHVX
	CUSIP Number	81116P 832	N/A	81116P 659
	Fund Number	816	N/A	824
Institutional Class	Nasdaq Symbol	MFINX	MGSFX	MGHYX
	CUSIP Number	81116P 840	81116P 766	81116P 667
	Fund Number	593	557	596
Premier Class	Nasdaq Symbol	N/A	N/A	MGHPX
	CUSIP Number	N/A	N/A	81116P 642
	Fund Number	N/A	N/A	556

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2003, the Scudder MG Investments Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Fixed Income Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Fixed Income Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               December 22, 2003
                                    ---------------------------

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Short Duration Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Short Duration Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               December 22, 2003
                                    ---------------------------

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder High Income Plus Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder High Income Plus Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               December 22, 2003
                                    ---------------------------